                                          PRUDENTIAL JENNISON SERIES FUND, INC.

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                                               SUPPLEMENT DATED MAY 15, 1997 TO
                                              PROSPECTUS DATED JANUARY 13, 1997

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 THE PROSPECTUS IS HEREBY SUPPLEMENTED BY ADDING THE FOLLOWING THE INFORMATION TO "FINANCIAL HIGHLIGHTS--GROWTH FUND" ON PAGE 7:


                       FINANCIAL HIGHLIGHTS--GROWTH FUND

           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)

 The following financial highlights for Class A, Class B, Class C and Class Z shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock of the Growth Fund, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements.

                                  CLASS A     CLASS B     CLASS C     CLASS Z
                                 ----------  ----------  ----------  ----------
                                 SIX MONTHS  SIX MONTHS  SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED
                                 MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                  1997(C)     1997(C)     1997(C)     1997(C)
                                 ----------  ----------  ----------  ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period........................   $ 10.97     $  10.89    $ 10.89     $  10.98
                                  -------     --------    -------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment loss............      (.01)        (.06)      (.06)         --
Net realized and unrealized
 gain on investment
 transactions..................       .20          .21        .21          .21
                                  -------     --------    -------     --------
 Total from investment
  operations...................       .19          .15        .15          .21
                                  -------     --------    -------     --------
Net asset value, end of period.   $ 11.16     $  11.04    $ 11.04     $  11.19
                                  =======     ========    =======     ========
TOTAL RETURN(A):...............      1.73 %       1.38 %     1.38 %       1.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).........................   $90,708     $261,734    $15,875     $406,770
Average net assets (000).......   $93,656     $260,302    $16,300     $402,262
Ratios to average net
 assets:(b)
 Expenses, including
  distribution fees............      1.09 %       1.84 %     1.84 %        .84%
 Expenses, excluding
  distribution fees............       .84 %        .84 %      .84 %        .84%
 Net investment income (loss)..      (.24)%       (.99)%     (.99)%        .01%
Portfolio turnover rate........        34 %         34 %       34 %         34%
Average commission rate paid
 per share.....................   $ .0598     $  .0598    $ .0598     $  .0598

-----------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Calculated based upon weighted average shares outstanding during the period.

 The Prospectus is further supplemented by adding the following information prior to page 8:


                  FINANCIAL HIGHLIGHTS--GROWTH & INCOME FUND

           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)

 The following financial highlights for Class A, Class B, Class C and Class Z shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock of the Growth & Income Fund, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements.

                                CLASS A             CLASS B             CLASS C             CLASS Z
                          NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A)
                                THROUGH             THROUGH             THROUGH             THROUGH
                            MARCH 31, 1997      MARCH 31, 1997      MARCH 31, 1997      MARCH 31, 1997
                          ------------------- ------------------- ------------------- -------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....        $ 10.00             $ 10.00             $10.00              $10.00
                                -------             -------             ------              ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income ..            .04                 .01                .01                 .05
Net realized and
 unrealized gain on
 investment
 transactions...........            .43                 .44                .44                 .46
                                -------             -------             ------              ------
 Total from investment
  operations............            .47                 .45                .45                 .51
                                -------             -------             ------              ------
LESS DISTRIBUTIONS
Dividends from net
 investment income......           (.03)               (.02)              (.02)               (.03)
                                -------             -------             ------              ------
Net asset value, end of
 period.................        $ 10.44             $ 10.43             $10.43              $10.48
                                =======             =======             ======              ======
TOTAL RETURN(B): .......          4.47%               4.16%              4.16%               4.81%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000)...........        $23,820             $58,722             $5,445              $  163
Average net assets
 (000)..................        $23,085             $48,739             $5,060              $   51
Ratios to average net
 assets(c):
 Expenses, including
  distribution fees.....           1.70%               2.45%              2.45%               1.45%
 Expenses, excluding
  distribution fees.....           1.45%               1.45%              1.45%               1.45%
 Net investment income .            .99%                .24%               .24%               1.24%
Portfolio turnover rate
 .......................             23%                 23%                23%                 23%
Average commission rate
 paid per share.........        $ .0553             $ .0553             $.0553              $.0553

-----------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.

 The following information further supplements the Prospectus of the Funds.

HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

ILLIQUID SECURITIES

 Either Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreement which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

SHAREHOLDER GUIDE

ALTERNATIVE PURCHASE PLAN

CLASS A SHARES

 REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Effective April 1, 1997, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by investors in Individual Retirement Accounts, provided the purchase is made with the proceeds from a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

 You must notify the Transfer Agent either directly or through your dealer that you are entitled to the waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement.

CLASS Z SHARES

 Class Z shares are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities Incorporated (Prudential Securities), The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by The Prudential Insurance Company of America (Prudential) for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

HOW TO SELL YOUR SHARES

CONTINGENT DEFERRED SALES CHARGES

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

 SYSTEMATIC WITHDRAWAL PLAN. The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually, on the earlier of March 1, 1997 or the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

 PRUARRAY OR SMARTPATH PLANS. The CDSC will be waived on the following redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs: (i) redemptions from a 403(b) or 457 plan; and (ii) redemptions from a qualified or non-qualified plan, provided that the investment options of the plan include shares of Prudential Mutual Funds and shares of non-affiliated mutual funds.

PRUDENTIAL JENNISON GROWTH FUND
PRUDENTIAL JENNISON GROWTH & INCOME FUND

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PROSPECTUS DATED JANUARY 13, 1997

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Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively, the Funds) are each a series of Prudential Jennison Series Fund, Inc. (the Company), a diversified, open-end, management investment company.

GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. Growth Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The Growth Fund may also invest in (i) equity securities of other companies including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities.

GROWTH & INCOME FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME, WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. The Growth & Income Fund may also invest in (i) other common stocks, preferred stocks and securities convertible into common stock, (ii) equity and debt securities of foreign issuers limited to 20% of its total assets, including ADRs, and (iii) fixed-income securities, including corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Growth & Income Fund may also engage in short sales.

Each Fund may engage in various derivative transactions such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and debt securities and options thereon to hedge each of its portfolios and to attempt to enhance return. There can be no assurance that either Fund's investment objectives will be achieved. See "How the Funds Invest--Investment Objectives and Policies." The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 13, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to either Fund at the address or telephone number noted above.

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Investors are advised to read the Prospectus and retain it for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
WHAT ARE PRUDENTIAL JENNISON GROWTH FUND AND PRUDENTIAL JENNISON GROWTH & INCOME FUND?

  Each Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objectives. Technically, each Fund is a series of Prudential Jennison Series Fund, Inc., an open-end, diversified, management investment company.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

  GROWTH FUND: Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental. See "How the Funds Invest--Investment Objectives and Policies" at page 8.

  GROWTH & INCOME FUND: Growth & Income Fund's primary investment objective is long-term growth of capital and income, with current income as a secondary objective. It seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. See "How the Funds Invest--Investment Objectives and Policies" at page 9.

WHAT ARE EACH FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  GROWTH FUND: Securities of the kinds of companies in which the Growth Fund invests may be subject to significant price fluctuation and above-average risk. Thus, the Growth Fund may be considered subject to greater investment risks than are assumed by certain other investment companies. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the Growth Fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Growth Fund should not be considered as a complete investment program and may not be appropriate for all investors.

  Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. See "How the Funds Invest--Investment Objectives and Policies" at page 8. The Growth Fund may also invest in (i) other equity securities including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Funds Invest--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 14. The Growth Fund may also engage in various hedging and return enhancement strategies including using derivatives. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 18. As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

  GROWTH & INCOME FUND: Growth & Income Fund invests primarily in common stocks of established companies with growth prospects which are, in the opinion of the Subadviser (as defined below), underappreciated by the market. These may include companies that are experiencing important changes in their business structure and management philosophy. The ability of the Subadviser to successfully identify these changes will be an important factor in the Growth & Income Fund's performance record. Also, the Growth & Income Fund's portfolio holdings may be characterized by volatility somewhat greater than the overall market. Additionally, although current income is a secondary objective, some of the Growth & Income Fund's holdings may pay little or no dividend income. See "How the Funds Invest--Investment Objectives and Policies" at page 9.

  In addition, the Growth & Income Fund may invest up to 20% of its total assets in equity and debt securities of foreign issuers. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Funds Invest--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 14. The Growth & Income Fund may invest up to 10% of its total assets in non-investment grade debt securities or in unrated securities of comparable quality. Securities rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Ratings Group, commonly known as "junk bonds," are considered speculative and are subject to a greater risk of loss of principal and interest than higher rated securities as well as price volatility. See "How the Funds Invest--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)--Growth & Income Fund Only" at page 15. The Growth & Income Fund may also engage in short sales which subject the Growth & Income Fund to additional risks. See "How the Funds Invest--Other Investments and Policies--Short Sales" at page 14. The Growth & Income Fund may also engage in various hedging and return enhancement strategies and invest in derivative securities. See "How the Funds Invest-- Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 18. As with an investment in any mutual fund, an investment in the Growth & Income Fund can decrease in value and you can lose money.

WHO MANAGES THE FUNDS?

  Prudential Mutual Fund Management LLC (PMF or the Manager), is the manager of each Fund and is compensated for its services at an annual rate of .60 of 1% of each Fund's average daily net assets. As of December 31, 1996, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $55.2 billion. Jennison Associates Capital Corp. (Jennison, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of each Fund under a Subadvisory Agreement with PMF. See "How the Funds are Managed-- Manager" at page 19 and "How the Funds are Managed--Subadviser" at page 19.

WHO DISTRIBUTES EACH FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Company's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing each Fund's Class Z shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Funds. See "How the Funds are Managed--Distributor" at page 20.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Funds" at page 26, and "Shareholder Guide--Shareholder Services" at page 37.

HOW DO I PURCHASE SHARES?

  You may purchase shares of either Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from each Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How Each Fund Values its Shares" at page 22 and "Shareholder Guide--How to Buy Shares of the Funds" at page 26.

WHAT ARE MY PURCHASE ALTERNATIVES?

  Each Fund offers four classes of shares:

  .  Class A
  Shares: Sold with an initial sales charge of up to 5% of the offering price.

  .Class B
  Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing expenses) approximately seven years after purchase.

  .Class C
  Shares: Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  .Class Z
  Shares: Sold without an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

  See "Shareholder Guide--Alternative Purchase Plan" at page 27.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 31.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  Each Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the respective Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 23.

                           FUND EXPENSES--GROWTH FUND

                          CLASS A SHARES          CLASS B SHARES           CLASS C SHARES   CLASS Z SHARES
                          --------------          --------------           --------------   --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......          5%                   None                     None             None
 Maximum Sales Load
  Imposed on Reinvested
  Dividends.............       None                    None                     None             None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase
  price or redemption
  proceeds, whichever is
  lower)................       None         5% during the first year,     1% on redemptions      None
                                         decreasing by 1% annually to 1%   made within one
                                         in the fifth and the sixth years year of purchase
                                           and 0% in the seventh year*
 Redemption Fees........       None                    None                     None             None
 Exchange Fee...........       None                    None                     None             None
                          CLASS A SHARES          CLASS B SHARES           CLASS C SHARES   CLASS Z SHARES
                          --------------          --------------           --------------   --------------
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of av-
 erage net assets)
 Management Fees........        .60%                    .60%                     .60%            .60%
 12b-1 Fees (After Re-
   duction).............        .25%++                 1.00%                    1.00%            None
 Other Expenses.........        .38%                   .38%                      .38%            .38%
                                ---                    ---                       ---             ---
 Total Fund Operating
   Expenses (After
   Reduction)...........       1.23%                   1.98%                    1.98%            .98%
                               ====                    ====                     ====             ===

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE**                                        ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
 Class A.......................................   $62     $87    $114     $191
 Class B.......................................   $70     $92    $117     $202
 Class C.......................................   $30     $62    $107     $231
 Class Z.......................................   $10     $31    $ 54     $120
You would pay the following expenses on the
 same investment, assuming no redemption:
 Class A.......................................   $62     $87    $114     $191
 Class B.......................................   $20     $62    $107     $202
 Class C.......................................   $20     $62    $107     $231
 Class Z.......................................   $10     $31    $ 54     $120

   The above example is based on data for the Growth Fund's fiscal period ended September 30, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Growth Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds are Managed." "Other Expenses" include estimated operating expenses of the Growth Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
** Estimated based upon expenses expected to have been incurred if each Class had been in existence throughout the fiscal year ended September 30, 1996.
 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Funds are Managed--Distributor."
++ Although the Class A Distribution and Service Plan provides that the Growth
   Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Growth Fund so as not to exceed .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997. See "How the Funds are Managed--Distributor." Total Fund Operating Expenses would be 1.28% absent this limitation with respect to Class A shares.

                      FUND EXPENSES--GROWTH & INCOME FUND

                          CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
                          --------------        --------------         --------------   --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......       5%                    None                   None             None
 Maximum Sales Load Im-
  posed on Reinvested
  Dividends.............       None                  None                   None             None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase
  price or redemption
  proceeds, whichever is
  lower)................       None       5% during the first year,   1% on redemptions      None
                                         decreasing by 1% annually to  made within one
                                             1% in the fifth and      year of purchase
                                             the sixth years and
                                           0% in the seventh year*
 Redemption Fees........       None                  None                   None             None
 Exchange Fee...........       None                  None                   None             None
                          CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
                          --------------        --------------         --------------   --------------
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of av-
 erage net assets)
 Management Fees........        .60%                 .60%                    .60%            .60%
 12b-1 Fees (After Re-
   duction).............        .25%++               1.00%                  1.00%            None
 Other Expenses.........        .50%                  .50%                   .50%            .50%
                               ----                  ----                   ----             ---
 Total Fund Operating
   Expenses
   (After Reduction)....       1.35%                 2.10%                  2.10%            1.10%
                               ====                  ====                   ====             ====

                                                                  1 YEAR 3 YEARS
EXAMPLE**                                                         ------ -------
You would pay the following expenses on a $1,000 investment, as-
suming (1) 5% annual return and (2) redemption at the end of each time period:
 Class A........................................................   $63     $91
 Class B........................................................   $71     $96
 Class C........................................................   $31     $66
 Class Z........................................................   $11     $35
You would pay the following expenses on the same investment, as-
 suming no redemption:
 Class A........................................................   $63     $91
 Class B........................................................   $21     $66
 Class C........................................................   $21     $66
 Class Z........................................................   $11     $35

  The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Growth & Income Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds are Managed." "Other Expenses" include estimated operating expenses of the Growth & Income Fund for the fiscal period ending September 30, 1997, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
** Estimated based upon expenses expected to have been incurred if each Class had been in existence throughout the fiscal year ended September 30, 1996.
 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Funds are Managed--Distributor."
++ Although the Class A Distribution and Service Plan provides that the Growth
   & Income Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Growth & Income Fund so as not to exceed .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997. See "How the Funds are Managed--Distributor." Total Fund Operating Expenses would be 1.40% absent this limitation with respect to Class A shares.

                       FINANCIAL HIGHLIGHTS--GROWTH FUND
           (for a share outstanding throughout the periods indicated)
                 (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)

 The following financial highlights have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock of the Growth Fund outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders." No shares of the Growth & Income Fund were outstanding during the fiscal period ended September 30, 1996.

                                CLASS A             CLASS B             CLASS C            CLASS Z
                          NOVEMBER 2, 1995(a) NOVEMBER 2, 1995(a) NOVEMBER 2, 1995(a) APRIL 15, 1996(a)
                                THROUGH             THROUGH             THROUGH            THROUGH
                             SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,      SEPTEMBER 30,
                                1996(d)             1996(d)             1996(d)            1996(d)
                          ------------------- ------------------- ------------------- -----------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....        $ 10.00            $  10.00             $ 10.00           $  10.32
                                -------            --------             -------           --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).................           (.03)               (.10)               (.10)              (.02)
Net realized and
 unrealized gain (loss)
 on investment and
 foreign currency
 transactions...........           1.00                 .99                 .99                .68
                                -------            --------             -------           --------
Total from investment
 operations.............            .97                 .89                 .89                .66
                                -------            --------             -------           --------
Net asset value, end of
 period.................        $ 10.97            $  10.89             $ 10.89           $  10.98
                                =======            ========             =======           ========
TOTAL RETURN(C): .......           9.70 %              8.90 %              8.90 %             6.40 %
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000)...........        $85,440            $231,541             $15,281           $362,416
Average net assets
 (000)..................        $70,667            $162,412             $12,550           $ 26,829
Ratios to average net
 assets(b):
 Expenses, including
  distribution fees.....           1.23 %              1.98 %              1.98 %              .98 %
 Expenses, excluding
  distribution fees.....            .98 %               .98 %               .98 %              .98 %
 Net investment income
  (loss)................           (.37)%             (1.12)%             (1.12)%             (.12)%
Portfolio turnover rate.             42 %                42 %                42 %               42 %
Average commission rate
 paid per share.........        $ .0611            $  .0611             $ .0611           $  .0611

------------
(a) Commencement of investment operations.
(b) Annualized
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

                             HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

 GROWTH FUND

  THE GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE GROWTH FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES (COMMON STOCK, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK) OF ESTABLISHED COMPANIES WITH ABOVE-AVERAGE GROWTH PROSPECTS. CURRENT INCOME, IF ANY, IS INCIDENTAL. THERE CAN BE NO ASSURANCE THAT THE GROWTH FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

  UNDER NORMAL MARKET CONDITIONS, THE GROWTH FUND INTENDS TO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF COMPANIES THAT EXCEED $1 BILLION IN MARKET CAPITALIZATION. COMPANIES WITH MARKET CAPITALIZATIONS IN EXCESS OF $1 BILLION ARE GENERALLY CONSIDERED MEDIUM TO LARGE CAPITALIZATION COMPANIES. Stocks will be selected on a company-by-company basis primarily through the use of fundamental analysis. The Growth Fund's Subadviser looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics and, in the judgment of the Subadviser, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.

  The Growth Fund may also invest up to 35% of its total assets in (i) equity securities of other companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term-- these securities often lack investor recognition and are often favorably valued, (ii) other equity-related securities, (iii) equity securities of foreign issuers (with respect to 20% of its total assets), (iv) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities and (v) investment grade fixed-income securities.

  The effort to achieve superior investment return necessarily involves a risk of exposure to declining values. Securities in which the Growth Fund may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Growth Fund will decline more than market indices.

  Securities of the kinds of companies in which the Growth Fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the Growth Fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Growth Fund should not be considered as a complete investment program and may not be appropriate for all investors.

                                    * * * *

 GROWTH & INCOME FUND

  THE GROWTH & INCOME FUND'S PRIMARY INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME, WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. THE GROWTH & INCOME FUND SEEKS TO ACHIEVE ITS OBJECTIVES BY INVESTING PRIMARILY IN COMMON STOCKS OF ESTABLISHED COMPANIES WITH GROWTH PROSPECTS BELIEVED TO BE UNDERAPPRECIATED BY THE MARKET. THERE CAN BE NO ASSURANCE THAT THE GROWTH & INCOME FUND'S OBJECTIVES WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

  UNDER NORMAL MARKET CONDITIONS, THE GROWTH & INCOME FUND WILL BE PRIMARILY INVESTED IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS. THE GROWTH & INCOME FUND MAY ALSO INVEST IN PREFERRED STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCK. Stocks will be selected on a company-by-company basis generally through the use of fundamental analysis. The Growth & Income Fund's Subadviser looks for companies that have the potential for growth in earnings and dividends and, in the judgment of the Subadviser, are attractively valued.

  The Growth & Income Fund invests primarily in common stocks of established companies with growth prospects which are, in the opinion of the Subadviser, underappreciated by the market. These may include companies that are experiencing important changes in their business structure and management philosophy. The ability of the Subadviser to successfully identify these changes will be an important factor in the Growth & Income Fund's performance record. Also, the Growth & Income Fund's portfolio holdings may be characterized by volatility somewhat greater than the overall market. Additionally, although current income is a secondary objective, some of the Growth & Income Fund's holdings may pay little or no dividend income.

  The Growth & Income Fund may also invest in (i) other equity-related securities, (ii) equity and debt securities of foreign issuers (limited to 20% of total assets), including ADRs, (iii) investment grade fixed-income securities, (iv) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and (v) fixed-income securities rated below investment grade (limited to 10% of total assets). Under normal market conditions, the Growth & Income Fund will not invest more than 30% of its total assets in fixed-income securities, including corporate and other debt obligations and U.S. Government securities. The Growth & Income Fund may also engage in short selling.

                                    * * * *

  Each Fund may purchase and sell put and call options on equity securities, stock indices and foreign currencies, purchase and sell futures contracts on stock indices, foreign currencies and debt securities and options thereon and enter into forward foreign currency exchange contracts to hedge its portfolio and to attempt to enhance return. Each Fund may also lend its portfolio securities, enter into repurchase agreements and purchase securities on a when-issued and delayed delivery basis.

  Each Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including high quality commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of United States and non-United States issuers, or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of Jennison, prevailing market, economic or political conditions warrant. Each Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. See "Other Investments and Policies" below.

  As with an investment in any mutual fund, an investment in either Fund can decrease in value and you can lose money.

  EACH FUND'S INVESTMENT OBJECTIVES ARE FUNDAMENTAL POLICIES AND MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE RESPECTIVE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  THE FOLLOWING POLICIES APPLY TO EACH FUND UNLESS OTHERWISE NOTED.

  U.S. GOVERNMENT SECURITIES

  Each Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information.

  MORTGAGE-BACKED SECURITIES--GROWTH FUND ONLY. Growth Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of Growth Fund's shares. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

  Mortgage-backed securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by Growth Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  COLLATERALIZED MORTGAGE OBLIGATIONS--GROWTH FUND ONLY. Growth Fund may purchase collateralized mortgage obligations (CMOs) issued by agencies or instrumentalities of the U.S. Government. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  Growth Fund may also invest in mortgage-backed security strips (MBS strips) issued by the U.S. Government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, Growth Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

  In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Growth Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objectives and Policies--U.S. Government Securities--Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities" in the Statement of Additional Information.

  CORPORATE AND OTHER DEBT OBLIGATIONS

  Each Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including convertible securities and money market instruments. See "Money Market Instruments" below. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or in unrated securities which are of equivalent quality in the opinion of Jennison. In the event a security (or issuer) held by the Growth Fund is assigned a rating below investment grade (or, in the view of Jennison, has declined in credit quality so that it is comparable to a security rated below investment grade), Jennison will seek to dispose of the security as soon as reasonably practicable. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest.

  NON-INVESTMENT GRADE FIXED-INCOME SECURITIES--GROWTH & INCOME FUND ONLY. Up to 10% of the total assets of the Growth & Income Fund may be invested in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (those rated below Baa by Moody's or BBB by S&P or comparably rated by another NRSRO or unrated securities determined by Jennison to be of comparable quality) have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because these securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for these securities and adversely affect the value of these securities and the ability of issuers to repay principal and interest. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)--Growth & Income Fund Only" below.

  EQUITY-RELATED SECURITIES. Each Fund may invest in equity-related securities. Equity-related securities are common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock. See "Convertible Securities" below.

  CONVERTIBLE SECURITIES

  A CONVERTIBLE SECURITY IS A BOND OR PREFERRED STOCK WHICH MAY BE CONVERTED AT A STATED PRICE WITHIN A SPECIFIED PERIOD OF TIME INTO A CERTAIN QUANTITY OF THE COMMON STOCK OF THE SAME OR A DIFFERENT ISSUER. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Each Fund may invest in these types of convertible securities.

  The Growth & Income Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)--Growth & Income Fund Only" below.

  REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. See "Investment Objectives and Policies-- Repurchase Agreements" in the Statement of Additional Information.

  MONEY MARKET INSTRUMENTS

  Each Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Either Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent a Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

  BORROWING

  Each Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. Neither Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Borrowing" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  Either Fund may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  PORTFOLIO TURNOVER

  Each Fund's portfolio turnover rate is not expected to exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the respective Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  Each Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Funds will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Funds' Custodian will segregate for the respective Fund cash, or other liquid assets, having a value equal to or greater than such Fund's purchase commitments. Subject to this requirement, the Funds may purchase securities on such basis without limit. See "Investment Objectives and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

  SECURITIES LENDING

  Each Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral (which may include a secured letter of credit) in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which is maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, neither Fund may lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Lending of Securities" in the Statement of Additional Information. The Funds may pay reasonable administration and custodial fees in connection with a loan.

  SHORT SALES

  Each Fund may make short sales "against-the-box." A short sale against-the-box is when a Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. No more than 25% of the Growth & Income Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales. Growth Fund will only enter into such sales for the purpose of deferring realization of gain or loss for federal income tax purposes.

  Growth & Income Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Growth & Income Fund must borrow the security to make delivery to the buyer. Growth & Income Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Growth & Income Fund. Until the security is replaced, the Growth & Income Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Growth & Income Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Growth & Income Fund replaces a borrowed security, the Growth & Income Fund will maintain daily a segregated account, containing cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Growth & Income Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Growth & Income Fund replaces the borrowed security. The Growth & Income Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Growth & Income Fund may be required to pay in connection with a short sale. No more than 20% of the Growth & Income Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales. See "Investment Objectives and Policies--Short Sales" in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN EITHER FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

  ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUNDS' INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' securities denominated in that currency. Such changes also will affect the Funds' income and distributions to shareholders.

In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

  SHAREHOLDERS SHOULD BE AWARE THAT INVESTING IN THE EQUITY MARKETS OF DEVELOPING COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY, THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (JUNK BONDS)--GROWTH & INCOME FUND ONLY

  The Growth & Income Fund may invest up to 10% of its total assets in non-investment grade debt securities. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Subadviser considers both credit risk and market risk in making investment decisions for the Growth & Income Fund.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Subadviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Growth & Income Fund's net asset value.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Growth & Income Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Growth & Income Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of its portfolio and increasing the exposure of the Growth & Income Fund to the risks of high yield securities.

  From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the Growth & Income Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for junk bonds. However, there can be no assurance that such legislation will not be proposed or enacted in the future.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  EACH FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. A FUND, AND THUS AN INVESTOR, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, forward currency exchange contracts and futures contracts and options thereon. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information. Jennison does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help a Fund achieve its objectives. New financial products and risk management techniques continue to be developed and either Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

  OPTIONS TRANSACTIONS

  EACH FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, STOCK INDICES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER (OTC) MARKET TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO. These options will be on equity securities, stock indices (e.g., S&P 500) and foreign currencies. A Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Funds may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Options on Securities" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. The Funds will write only "covered" call options and call options for which they maintain in a segregated account cash or liquid assets with a value sufficient at all times to cover their respective obligations.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. The Funds will write only put options for which they maintain in a segregated account cash or liquid assets with a value sufficient at all times to cover their respective obligations.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  EACH FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Funds may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  THE FUNDS' DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Funds may enter into, the Funds may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Investment Objectives and Policies--Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  EACH FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION
(CFTC). These futures contracts and related options will be on stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Funds may purchase and sell stock index futures contracts or related options as a hedge against changes in market conditions.

  Neither Fund may purchase or sell futures contracts and related options to attempt to enhance return if immediately thereafter the sum of the amount of initial margin deposits on a Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. Each Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If a Fund does not hold the security or currency underlying the futures contract, it will be required to segregate on an ongoing basis with its Custodian cash or liquid assets having an amount at least equal to its obligations with respect to such futures contracts.

  THE FUNDS' SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Funds. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Funds' ability to purchase or sell certain futures contracts or related options on any particular day.

  The Funds' ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUNDS WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

  The Funds will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Funds will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom such Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

  The Funds are subject to certain investment restrictions which, like their investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the relevant Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                           HOW THE FUNDS ARE MANAGED

  THE COMPANY HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUNDS' MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUNDS' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUNDS. THE FUNDS' SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  Each Fund is responsible for the payment of certain fees and expenses including, among others, the following: (i) management and distribution fees;
(ii) the fees of unaffiliated Directors; (iii) the fees of the Custodian and Transfer and Dividend Disbursing Agent; (iv) the fees of the legal counsel and independent accountants; (v) brokerage commissions incurred in connection with portfolio transactions; (vi) all taxes and charges of governmental agencies;
(vii) the reimbursement of organization expenses; and (viii) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

  For the fiscal period ended September 30, 1996, the Growth Fund's total expenses as an annualized percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.23%, 1.98%, 1.98% and .98%, respectively. See "Financial Highlights." No shares of the Growth & Income Fund were outstanding during this period.

MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUNDS AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .60 OF 1% OF EACH FUND'S AVERAGE DAILY NET ASSETS. PMF is organized in New York as a limited liability company. It is the successor of Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended September 30, 1996, the Growth Fund paid management fees to PMF of .60% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

  As of December 31, 1996, PMF served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $55.2 billion.

  Under the Management Agreement with the Company, PMF manages the investment operations of the Funds and also administers the Funds' corporate affairs. See "Manager" in the Statement of Additional Information.

SUBADVISER

  JENNISON ASSOCIATES CAPITAL CORP. (JENNISON OR THE SUBADVISER), 466 LEXINGTON AVENUE, NEW YORK, NEW YORK, 10017, IS THE SUBADVISER TO THE FUNDS. It was incorporated in 1969 under the laws of the State of New York. As of September 30, 1996, Jennison had over $31.3 billion in assets under management for institutional and mutual fund clients, including over $15.3 billion in "growth stock" assets, and $231 million in "growth & income" assets.

  PURSUANT TO A SUBADVISORY AGREEMENT WITH PMF, JENNISON FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUNDS AND IS COMPENSATED BY PMF FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF EACH FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $300 MILLION AND .25 OF 1% OF EACH FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION.

  Under the Subadvisory Agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of the Funds in accordance with each Fund's respective investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

  DAVID POIESZ IS THE PORTFOLIO MANAGER OF THE GROWTH FUND AND PETER REINEMANN IS THE ASSOCIATE PORTFOLIO MANAGER OF THE GROWTH FUND. Mr. Poiesz is responsible for the day-to-day management of the Growth Fund. They are both Senior Vice Presidents of Jennison and have been involved with the Growth Fund since its inception in 1995. Mr. Poiesz, also a

Director of Jennison, joined Jennison in 1983 as an equity research analyst and has been an equity portfolio manager since 1991. Mr. Poiesz also serves as the Portfolio Manager of the Prudential Jennison Portfolio of the Prudential Series Fund, Inc., a registered investment company. Mr. Reinemann has been with Jennison since 1992 as an associate portfolio manager. Prior to that time, he served as a Vice President at Paribas Asset Management, Inc.

  BRADLEY GOLDBERG IS THE PORTFOLIO MANAGER AND PETER REINEMANN AND G. TODD SILVA ARE ASSOCIATE PORTFOLIO MANAGERS OF THE GROWTH & INCOME FUND. Mr. Goldberg is an Executive Vice President and Director of Jennison, and is responsible for the day-to-day management of the Growth & Income Fund. Mr. Goldberg has been employed as a portfolio manager with Jennison since 1974. Mr. Goldberg also serves as the Portfolio Manager of the Prudential Active Balanced Fund, a series of the Prudential Dryden Fund, which is a registered investment company. Mr. Reinemann, a Senior Vice President and Director, joined Jennison in 1992 as an associate portfolio manager. Prior to that time, he served as a Vice President at Paribas Asset Management, Inc. Mr. Silva, a Senior Vice President of Jennison, joined Jennison in June 1996. He was previously a Vice President and assistant portfolio manager in the Growth & Income Group at Scudder, Stevens & Clark Inc. and an equity analyst at Putnam Investments.

  PMF and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE COMPANY. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUNDS UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING EACH FUND'S CLASS A, CLASS B AND CLASS C SHARES. PRUDENTIAL SECURITIES ALSO INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUNDS. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of each Fund's shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Funds are obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Funds will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, EACH FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997.

  UNDER THE CLASS B AND CLASS C PLANS, EACH FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Funds will be allocated to each class of the respective Fund based upon the ratio of sales of each class to the sales of Class A, Class B and Class C shares of such Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of a Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Funds under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Funds (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Company is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Funds' assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY

  PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of either Fund. Fee waivers and expense subsidies will increase a Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Funds provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent for the Funds and in those capacities maintains certain books and records for the Company. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                        HOW EACH FUND VALUES ITS SHARES

  EACH FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  Each Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of a Fund's portfolio securities do not materially affect its NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUNDS CALCULATE PERFORMANCE

  FROM TIME TO TIME EITHER FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in a Fund would have increased (decreased) over a specified period of time (i.e., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in a Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in each Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUNDS

  THE GROWTH FUND HAS ELECTED TO QUALIFY AND THE GROWTH & INCOME FUND INTENDS TO ELECT TO QUALIFY, AND EACH FUND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUNDS WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT THEY DISTRIBUTE TO THEIR RESPECTIVE SHAREHOLDERS.

  The Funds may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Funds' investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Funds. See "Taxes" in the Statement of Additional Information.

  In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Funds will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

  Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by a Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

  The Funds may incur foreign income taxes in connection with some of its foreign investments. See "Taxes" in the Statement of Additional Information.

  TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.

  Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

  Distributions by the Funds to a shareholder that is a qualified retirement plan would generally not be taxable to participants of the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations, therefore potential investors are urged to consult with their own tax advisers.

  The Funds have obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A or Class Z shares or the exchange of Class A shares for Class Z shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  WITHHOLDING TAXES

  Under U.S. Treasury Regulations, the Funds are required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE FUNDS EXPECT TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Funds with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How Each Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE RELEVANT FUND, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Funds will notify their respective shareholders after the close of the Funds' taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

  WHEN A FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS WHEN MAKING YOUR PURCHASES.


                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE COMPANY WAS INCORPORATED IN MARYLAND ON AUGUST 10, 1995. THE COMPANY IS AUTHORIZED TO ISSUE 2.5 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO TWO SERIES OR PORTFOLIOS, THE GROWTH FUND AND THE GROWTH & INCOME FUND. EACH SERIES IS FURTHER DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK. OF THE AUTHORIZED SHARES OF COMMON STOCK OF EACH FUND, 500 MILLION SHARES CONSIST OF CLASS A COMMON STOCK, 250 MILLION SHARES CONSIST OF CLASS B COMMON STOCK, 250 MILLION SHARES CONSIST OF CLASS C COMMON STOCK AND 250 MILLION SHARES CONSIST OF CLASS Z COMMON STOCK. Each class of Common Stock of each fund represents an interest in the same assets of such fund and is identical in all respects except that
(i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z Shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B Shares have a conversion feature and (v) Class Z Shares are offered exclusively for sale to a limited group of investors. in accordance with the Company's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Company's expenses generally are allocated between the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a Fund are charged to such Fund.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Funds under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of such Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Company's shares do not have cumulative voting rights for the election of Directors.

  THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUNDS

  YOU MAY PURCHASE SHARES OF THE FUNDS THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM EACH FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How Each Fund Values its Shares."

  The minimum initial investment for each Fund is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  Each Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Funds. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Funds may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of either Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund or Prudential Jennison Growth & Income Fund, as the case may be, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Funds as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund or Prudential Jennison Growth & Income Fund, as the case may be, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  EACH FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12b-1 FEES
                                       (AS A % OF AVERAGE DAILY
                 SALES CHARGE                NET ASSETS)              OTHER INFORMATION
                 ------------          ------------------------       -----------------
CLASS A  Maximum initial sales charge     .30 of 1%             Initial sales charge waived
         of 5% of the public offering     (currently being      or reduced for certain
         price                            charged at a rate     purchases
                                          of .25 of 1%)
CLASS B  Maximum contingent deferred      1%                    Shares convert to Class A
         sales charge or CDSC of 5%                             shares approximately seven
         of the lesser of the amount                            years after purchase
         invested or the redemption
         proceeds; declines to zero
         after six years
CLASS C  Maximum CDSC of 1% of the        1%                    Shares do not convert to
         lesser of the amount                                   another class
         invested or the redemption
         proceeds on redemptions made
         within one year of purchase.
CLASS Z                                   None                  Sold to a limited group of
         None                                                   investors

  Each class of shares of a Fund represents an interest in the same assets of such Fund and is identical in all respects, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Funds will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Funds.

  If you intend to hold your investment in a Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES, UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" AND "CLASS Z SHARES" BELOW.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                           PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
                          OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
                          --------------- --------------- -----------------
    Less than $25,000          5.00%           5.26%            4.75%
    $25,000 to $49,999         4.50            4.71             4.25
    $50,000 to $99,999         4.00            4.17             3.75
    $100,000 to $249,999       3.25            3.36             3.00
    $250,000 to $499,999       2.50            2.56             2.40
    $500,000 to $999,999       2.00            2.04             1.90
    $1,000,000 and above       None            None             None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of either Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUARRAY AND SMARTPATH PLANS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Prudential's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan), provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by

Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation PLan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Funds), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and
(iii) the financial adviser served as the client's broker on the previous purchase.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, Prudential Securities or Prusec. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC.

See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Funds to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

  Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the relevant Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which the relevant Fund is an available option; and (iii) investors who were, or executed a letter of intent to become, shareholders of any series of Prudential Dryden Fund (formerly The Prudential Institutional Fund (Dryden Fund)) on or before one or more series of Dryden Fund reorganized or who on that date had investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

  For more information about shares of the Funds, contact your Prudential Securities financial adviser or Prusec representative or telephone either Fund at (800) 225-1852. Participants in programs sponsored by Prudential Retirement Services should contact their client representatives for more information about Class Z shares.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM SHARES OF EITHER FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How Each Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF A FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the respective Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL A FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of such Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How Each Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Funds, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Funds will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of such Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a pro rata basis. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. If the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Funds are Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges-- Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                              OF DOLLARS INVESTED OR
        PAYMENT MADE                                      REDEMPTION PROCEEDS
        -------------------                            -------------------------
        First.........................................           5.0%
        Second........................................           4.0%
        Third.........................................           3.0%
        Fourth........................................           2.0%
        Fifth.........................................           1.0%
        Sixth.........................................           1.0%
        Seventh.......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of a Fund's shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, i.e., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Company.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How Each Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature is subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF EITHER OF THE FUNDS YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND OF THE COMPANY OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call either Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. A FUND OR ITS

AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which either Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which either Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation of service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

  Each Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

  The Exchange Privilege is not a right and may be suspended, terminated or modified at any time upon 60 days' written notice.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in either Fund, you can take advantage of the following additional services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTION WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions of a Fund are automatically reinvested in full and fractional shares of such Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of a Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec registered representative or the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

  . REPORTS TO SHAREHOLDERS. The Funds will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Funds will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to either Fund at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from either Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Company at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

        APPENDIX A--INFORMATION ABOUT JENNISON ASSOCIATES CAPITAL CORP.

  Jennison has been engaged in the equity investment management business since 1969. As of December 31, 1996, Jennison managed $33.1 billion in assets for 182 clients, including approximately $4.1 billion (12.3%) in mutual funds. Of the $33.1 billion in assets, $17.8 billion in assets were in equity portfolios for 96 clients, with an average account size of $185.5 million. Approximately 40% of Jennison's equity clients are "Fortune 500" companies (as defined by Fortune Magazine in the issue dated April 29, 1996). As of December 31, 1996, Jennison also managed $0.3 billion in growth and income portfolios, $1.9 billion in balanced portfolios, $3.3 billion in international equity portfolios, and $9.8 billion in fixed income portfolios.

  Jennison has an experienced team of investment professionals. The following chart shows the total number of equity professionals employed by Jennison, as of September 30, 1996, including the total number of portfolio managers and the total number of equity research analysts.

                                                    AVERAGE YEARS
                                      AVERAGE YEARS OF EXPERIENCE
      #                               OF EXPERIENCE WITH JENNISON
      -                               ------------- -------------
      17 Total Equity Professionals         21            14
       6 Equity Portfolio Managers          24            17
       5 Equity Research Analysts           15             6

JENNISON'S GROWTH STRATEGY:

  Growth stocks are stocks of companies that have long-term growth rates in sales and earnings that are higher than those of the overall economy. Growth stocks are generally more expensive than the average stock (sell at a higher price/earnings ratio) because investors are often willing to pay a premium in order to participate in the superior growth they expect from these companies. Consequently, these stocks also entail somewhat higher risk if expectations are not met.

  Growth stock investing is subject to market risk. The returns from the S&P 500 Index for the past fifteen years have been particularly favorable from a historical standpoint and there can be no assurance that this growth in the overall stock market will continue. Securities in which the Prudential Jennison Growth Fund (Growth Fund) may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices are declining generally, it can be expected that the value of the Growth Fund will decline more than market indices.

  Jennison seeks to select attractive growth companies. The Jennison portfolio managers' challenge is to select about 60 stocks that are believed to have the potential to be the best performers among the larger universe of growth stocks. Consequently, a growth stock portfolio managed by Jennison normally consists of companies that the firm believes will experience superior earnings growth over the next 12 to 18 months, on both an absolute and relative basis, and which appear reasonably valued relative to growth expectations. Of course, there can be no assurance that these stocks will achieve their growth potential.

JENNISON'S GROWTH AND INCOME STRATEGY:

  Jennison uses a bottom-up approach to research and select attractively priced growth and income stocks. The Prudential Jennison Growth & Income Fund's (Growth & Income Fund) stock holdings are selected primarily on the basis of fundamental analysis. In considering a stock for ownership, a company's underlying intermediate-term potential growth in sales and earnings is a critical determining factor. Jennison's growth and income investment team, in conjunction with Jennison's equity research analysts, focuses on companies that combine superior current or perceived future earnings dynamics with attractive valuation characteristics. The common investment discipline that is required for all holdings is an attractive risk versus reward relationship. Jennison believes that dividend growth will develop as a result of improving fundamental characteristics. Of course, there can be no assurance that the holdings in the portfolio will achieve the investment objective of the Growth & Income Fund.

               APPENDIX B--HISTORICAL PERFORMANCE INFORMATION
                     OF JENNISON ASSOCIATES CAPITAL CORP.

                              GROWTH EQUITY CHARTS

  The chart below demonstrates the total return of $10,000 invested separately from July 1969 through September 30, 1996 in the Jennison Growth Equity Composite and the S&P 500 Index. Total return reflects actual performance over a stated period. Total return shows how much an investment has increased (decreased) over a specified period of time assuming the reinvestment of dividends and interest, as appropriate.

                             [GRAPH APPEARS HERE]

                    GROWTH EQUITY       S&P                           GROWTH EQUITY      S&P
7/31/69             10000               10000     11/30/83            43538               33940
8/31/69             10278               10401     12/31/83            43154               33758
9/30/69             10648               10224     1/31/84             40920               33579
10/31/69            11220               10664     2/29/84             38717               32399
11/30/69            11257               10300     3/31/84             39439               32949
12/31/69            11261               10199     4/30/84             39261               33270
1/31/70             10828               9420      5/31/84             36874               31430
2/28/70             11093               9917      6/30/84             38952               32105
3/31/70             10946               10017     7/31/84             38083               31721
4/30/70             9678                9111      8/31/84             42487               35226
5/31/70             8955                8562      9/30/84             41795               35222
6/30/70             8821                8216      10/31/84            42146               35365
7/31/70             9248                8818      11/30/84            40700               34955
8/31/70             9636                9210      12/31/84            41935               35885
9/30/70             10533               9602      1/31/85             46596               38693
10/31/70            10328               9491      2/28/85             46755               39165
11/30/70            10727               9943      3/31/85             45671               39188
12/31/70            11175               10597     4/30/85             45358               39148
1/31/71             11648               11026     5/31/85             48780               41429
2/28/71             12060               11126     6/30/85             49706               42079
3/31/71             13140               11622     7/31/85             49461               42043
4/30/71             13652               12044     8/31/85             49040               41671
5/31/71             13380               11543     9/30/85             47148               40358
6/30/71             13343               11638     10/31/85            50498               42243
7/31/71             12411               11157     11/30/85            54953               45127
8/31/71             12886               11560     12/31/85            57454               47311
9/30/71             12766               11569     1/31/86             59365               47563
10/31/71            12067               11086     2/28/86             64409               51111
11/30/71            12225               11058     3/31/86             67625               53994
12/31/71            13416               12101     4/30/86             66825               53409
1/31/72             13968               12320     5/31/86             70934               56242
2/29/72             14709               12632     6/30/86             72024               57185
3/31/72             14867               12796     7/31/86             67697               54008
4/30/72             15103               12852     8/31/86             71042               58003
5/31/72             15530               13172     9/30/86             63340               53193
6/30/72             14772               12882     10/31/86            67678               56291
7/31/72             14639               12912     11/30/86            69226               57648
8/31/72             15174               13357     12/31/86            68157               56161
9/30/72             15074               13386     1/31/87             79378               63716
10/31/72            14995               13510     2/28/87             86429               66221
11/30/72            15535               14127     3/31/87             86931               68157
12/31/72            16269               14395     4/30/87             86320               67535
1/31/73             15748               14149     5/31/87             88322               68112
2/28/73             15203               13619     6/30/87             91741               71578
3/31/73             14974               13693     7/31/87             95113               75204
4/30/73             13699               13166     8/31/87             100897              77993
5/31/73             13662               12950     9/30/87             99074               76307
6/30/73             13789               12903     10/31/87            76112               59849
7/31/73             14854               13426     11/30/87            69685               54891
8/31/73             14453               12967     12/31/87            77086               59100
9/30/73             14766               13523     1/31/88             77003               61666
10/31/73            14791               13539     2/29/88             82021               64439
11/30/73            12944               12032     3/31/88             79088               62467
12/31/73            12922               12282     4/30/88             79287               63239
1/31/74             12367               12193     5/31/88             78918               63661
2/28/74             12533               12184     6/30/88             84823               66633
3/31/74             11949               11936     7/31/88             82493               66467
4/30/74             11657               11507     8/31/88             78207               64118
5/31/74             11367               11159     9/30/88             81463               66859
6/30/74             10736               11033     10/31/88            81196               68811
7/31/74             9673                10214     11/30/88            79624               67727
8/31/74             9036                9331      12/31/88            82131               68906
9/30/74             7925                8258      1/31/89             88226               74030
10/31/74            9271                9646      2/28/89             86867               72073
11/30/74            9020                9175      3/31/89             89163               73791
12/31/74            8795                9032      4/30/89             95149               77743
1/31/75             9541                10181     5/31/89             101581              80723
2/28/75             10362               10830     6/30/89             100088              80304
3/31/75             10673               11105     7/31/89             108867              87638
4/30/75             11250               11671     8/31/89             110615              89263
5/31/75             11801               12227     9/30/89             111910              88909
6/30/75             12235               12811     10/31/89            109944              86921
7/31/75             11440               11984     11/30/89            112680              88606
8/31/75             10973               11774     12/31/89            112520              90740
9/30/75             10518               11408     1/31/90             103297              84737
10/31/75            11122               12153     2/28/90             105511              85676
11/30/75            11498               12496     3/31/90             109515              88006
12/31/75            11295               12394     4/30/90             107123              85901
1/31/76             12555               13902     5/31/90             121461              94095
2/29/76             12334               13786     6/30/90             122879              93536
3/31/76             12781               14252     7/31/90             118183              93208
4/30/76             12471               14138     8/31/90             105883              84794
5/31/76             12336               13978     9/30/90             99067               80667
6/30/76             12945               14594     10/31/90            98011               80324
7/31/76             12829               14522     11/30/90            107038              85539
8/31/76             12682               14496     12/31/90            110769              87902
9/30/76             12969               14872     1/31/91             120335              91725
10/31/76            12567               14593     2/28/91             130395              98289
11/30/76            12555               14534     3/31/91             135409              100671
12/31/76            13000               15351     4/30/91             133438              100890
1/31/77             12114               14625     5/31/91             139274              105268
2/28/77             11830               14310     6/30/91             129632              100439
3/31/77             11813               14208     7/31/91             138602              105116
4/30/77             11817               14267     8/31/91             143712              107598
5/31/77             11729               13987     9/30/91             142548              105805
6/30/77             12593               14678     10/31/91            147642              107224
7/31/77             12421               14497     11/30/91            143164              102900
8/31/77             12441               14249     12/31/91            165158              114673
9/30/77             12358               14271     1/31/92             162336              112537
10/31/77            11968               13708     2/29/92             165874              113991
11/30/77            12575               14130     3/31/92             158990              111777
12/31/77            12625               14234     4/30/92             156171              115058
1/31/78             11831               13418     5/31/92             158910              115622
2/28/78             11688               13133     6/30/92             152207              113901
3/31/78             12087               13533     7/31/92             158778              118560
4/30/78             13234               14757     8/31/92             155473              116133
5/31/78             13632               14885     9/30/92             159512              117493
6/30/78             13801               14688     10/31/92            165810              117901
7/31/78             14768               15548     11/30/92            175579              121907
8/31/78             15367               16017     12/31/92            178311              123407
9/30/78             15041               15967     1/31/93             179505              124438
10/31/78            13450               14571     2/28/93             172107              126155
11/30/78            14173               14884     3/31/93             177735              128797
12/31/78            14611               15179     4/30/93             170358              125682
1/31/79             15177               15857     5/31/93             179944              129029
2/28/79             14662               15336     6/30/93             178956              129423
3/31/79             15621               16256     7/31/93             177230              128903
4/30/79             15781               16358     8/31/93             185272              133784
5/31/79             15419               15999     9/30/93             188444              132765
6/30/79             16033               16691     10/31/93            191982              135510
7/31/79             16249               16912     11/30/93            186543              134216
8/31/79             17752               17887     12/31/93            194783              135838
9/30/79             18084               17961     1/31/94             201643              140471
10/31/79            17241               16817     2/28/94             199451              136656
11/30/79            18795               17608     3/31/94             186175              130700
12/31/79            19335               17995     4/30/94             186245              132377
1/31/80             20944               19127     5/31/94             188107              134534
2/29/80             20939               19116     6/30/94             176770              131250
3/31/80             18865               17248     7/31/94             183921              135561
4/30/80             19543               18053     8/31/94             196528              141106
5/31/80             20566               18974     9/30/94             192866              137644
6/30/80             21258               19579     10/31/94            199352              140740
7/31/80             23732               20936     11/30/94            195130              135610
8/31/80             24794               21140     12/31/94            193660              137623
9/30/80             26434               21775     1/31/95             192337              141192
10/31/80            27107               22209     2/28/95             200916              146692
11/30/80            31236               24569     3/31/95             209914              151024
12/31/80            30302               23843     4/30/95             216367              155451
1/31/81             28232               22835     5/31/95             223508              161672
2/28/81             29012               23225     6/30/95             241416              165439
3/31/81             30804               24161     7/31/95             255170              170930
4/30/81             31737               23686     8/31/95             253957              171358
5/31/81             33511               23740     9/30/95             261453              178587
6/30/81             31256               23605     10/31/95            262077              177950
7/31/81             30402               23648     11/30/95            267288              185761
8/31/81             28569               22281     12/31/95            259830              189339
9/30/81             27490               21186     1/31/96             262138              195782
10/31/81            29635               22323     2/29/96             272384              197585
11/30/81            29783               23246     3/31/96             271297              199500
12/31/81            29149               22658     4/30/96             284123              202441
1/31/82             29065               22359     5/31/96             291604              207571
2/28/82             27348               21101     6/30/96             285744              208362
3/31/82             26911               21009     7/31/96             263877              199120
4/30/82             28280               21952     8/31/96             276370              203318
5/31/82             26812               21207     9/30/96             296545              214760
6/30/82             26269               20889
7/31/82             25931               20510
8/31/82             29071               23024
9/30/82             29383               23302
10/31/82            33569               25976
11/30/82            37315               27037
12/31/82            36820               27555
1/31/83             38090               28584
2/28/83             39526               29228
3/31/83             40937               30316
4/30/83             43170               32699
5/31/83             43931               32416
6/30/83             46197               33670
7/31/83             43663               32668
8/31/83             42994               33171
9/30/83             43866               33624
10/31/83            41750               33234

-------
*Inception Date: 7/31/69 = $10,000.
Source: Jennison Associates Capital Corp.

  All Jennison composite information, index information, and asset class performance information rely on data provided by Jennison or from statistical services, reports, or other sources believed by Jennison to be reliable, including data from Standard & Poor's and The Wall Street Journal. Such information, however, has not been verified and is unaudited. Of course, past performance should not be interpreted as indicative of future performance.
  The Jennison composite historical rates of return are time-weighted rates of total return calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research (AIMR). They are calculated by dividing the period of time under study into subperiods whose boundaries are the dates of cash and other asset flows into and from the accounts constituting a given composite and by computing the internal rate of return for each subperiod. The time-weighted rate of return is the average of the rates for these subperiods with each rate being given a weight proportionate to the length of time of its subperiod.
  Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of September 30, 1996, Jennison managed 103 accounts representing approximately $15.3 billion in assets using a "Growth Equity" strategy. These accounts include the Prudential Jennison Growth Fund and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act of 1940, as amended (the Investment Company Act) and Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees and assume the reinvestment of dividends and distributions. The figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts investment performance, and may be substantial. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally.

                                              (footnotes continued on next page)

  As of September 30, 1996, the "Growth Equity" accounts represented 88% of all equity assets (approximately $17.3 billion) managed by Jennison, and 49% of the aggregate assets (approximately $31.3 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of September 30, 1996.
  The performance of an investment in the S&P 500 Index was measured on a calendar monthly basis. The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

                         ANNUALIZED TOTAL RETURN DATA

  The chart below demonstrates annualized total returns as of the fiscal year ended September 30, 1996 of the Jennison Growth Equity Composite and the S&P 500 Index. Annualized total return is a hypothetical rate of return that if achieved annually would have produced the same aggregate total return if performance had been consistent over the period.

              ANNUALIZED TOTAL RETURNS AS OF SEPTEMBER 30, 1996*

                                                     JENNISON GROWTH
                                                         EQUITY        S&P 500
                          PERIOD                     COMPOSITE (/1/) INDEX (/2/)
                          ------                     --------------- -----------
      Since July 31, 1969 (inception)-1996..........      13.28%        11.94%
      25 Years (1971-1996)..........................      13.40         12.38
      20 Years (1976-1996)..........................      16.93         14.27
      15 Years (1981-1996)..........................      17.17         16.68
      10 Years (1986-1996)..........................      16.68         14.96
       7 Years (1989-1996)..........................      14.92         13.42
       5 Years (1991-1996)..........................      15.76         15.19
       3 Years (1993-1996)..........................      16.30         17.37
       1 Year (1995-1996)...........................      13.42         20.25

Sources: Jennison Associates Capital Corp. for Jennison Growth Equity
     Composite and S&P 500 Index.

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of September 30, 1996, Jennison managed 103 accounts representing approximately $15.3 billion in assets using a "Growth Equity" strategy. These accounts include Prudential Jennison Growth Fund and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. The Composite performance figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts investment performance, and may be substantial. As of September 30, 1996, the "Growth Equity" accounts represented 88% of equity assets (approximately $17.3 billion) managed by Jennison and 49% of the aggregate assets (approximately $31.3 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of September 30, 1996. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future results.

(/2/) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 individual, 40 utility, 40 financial, and 40 transportational to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged Index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.
 * These results are unaudited. Past performance should not be interpreted as indicative of future performance.

  Class A, B and C shares of the Growth Fund commenced investment operations on November 2, 1995; Class Z shares of Growth Fund commenced investment operations on April 15, 1996. As the Fund has not been in existence for a full fiscal year, there is no annualized performance. Actual total returns (after fees and expenses) from inception to September 30, 1996 were 4.22%, 3.90%, 7.90% and 6.40% for Class A, B, C and Z shares, respectively.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Dryden Fund, formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1996, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1996 would have been 12.65%, 14.84% and 16.86%, respectively. In addition, the cumulative total returns for such periods would have been 12.65%, 51.48% and 83.63%, respectively.

                           ANNUAL TOTAL RETURN DATA

  The chart below demonstrates annual total returns as of September 30, 1996 of the Jennison Growth Equity Composite and the S&P 500 Index for the listed calendar year. Total return reflects actual performance over a stated period. Annual total return shows how much an investment has increased (or decreased) over a one year period assuming the reinvestment of dividends and interest, as appropriate.

                ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 1996*

                                                          JENNISON
                                                       GROWTH EQUITY   S&P 500
                         YEAR                          COMPOSITE(/1/) INDEX(/2/)
                         ----                          -------------- ----------
1969 (7/31/69 through 12/31/69).......................      12.61%        1.99
1970..................................................       (.76)        3.91
1971..................................................      20.06        14.19
1972..................................................      21.26        18.96
1973..................................................     (20.57)      (14.68)
1974..................................................     (31.94)      (26.46)
1975..................................................      28.42        37.23
1976..................................................      15.10        23.85
1977..................................................      (2.88)       (7.28)
1978..................................................      15.73         6.64
1979..................................................      32.33        18.55
1980..................................................      56.72        32.50
1981..................................................      (3.80)       (4.97)
1982..................................................      26.32        21.61
1983..................................................      17.20        22.51
1984..................................................      (2.82)        6.30
1985..................................................      37.01        31.84
1986..................................................      18.63        18.71
1987..................................................      13.10         5.23
1988..................................................       6.54        16.59
1989..................................................      37.00        31.69
1990..................................................      (1.56)       (3.13)
1991..................................................      49.10        30.46
1992..................................................       7.96         7.62
1993..................................................       9.24        10.07
1994..................................................       (.58)        1.31
1995..................................................      34.17        37.58
1996 (1/1/96 through 9/30/96).........................      14.13        13.43

-------
Sources: Jennison Associates Capital Corp. for Jennison Growth Equity Composite and S&P 500 Index.

                                             (footnotes continued on next page)

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of September
 30, 1996, Jennison managed 103 accounts representing approximately $15.3 billion in assets using a "Growth Equity" strategy. These accounts include Prudential Jennison Growth Fund, and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. The Composite performance figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts' investment performance, and may be substantial. As of September 30, 1996, the "Growth Equity" accounts represented 88% of a equity assets (approximately $17.3 billion) managed by Jennison and 49% of the aggregate assets (approximately $31.3 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of September 30, 1996. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future results.
 (/2/)The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE.
 These 500 stocks are composed of 400 individual, 40 utility, 40 financial, and 40 transportational to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged Index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.
* These results are unaudited. Past performance should not be interpreted as indicative of future performance.

  Class A, B and C shares of the Growth Fund commenced investment operations on November 2, 1995; Class Z shares commenced investment operations on April 15, 1996. Actual total returns (after fees and expenses) from inception to September 30, 1996 were 4.22%, 3.90%, 7.90% and 6.40% for Class A, B, C and Z shares, respectively.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Dryden Fund, formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund. The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own such Class Z shares received in the Reorganization through September 30, 1996, your annual total returns (after fees and expenses) would have been:

                             ANNUAL TOTAL RETURNS

       FISCAL YEAR ENDED
       -----------------
       11/5/92-9/30/93.................................................. 21.22 %
       9/30/94.......................................................... (0.50)%
       9/30/95.......................................................... 35.14 %
       9/30/96.......................................................... 12.65 %

                            GROWTH AND INCOME CHARTS

  The chart below demonstrates the total return of $10,000 invested separately from August 1980 through September 30, 1996 in the Jennison Growth & Income Composite and the S&P 500 Index. Total return reflects actual performance over a stated period. Total return shows how much an investment has increased (decreased) over a specified period of time assuming the reinvestment of dividends and interest, as appropriate.

                           TOTAL RETURN OF $10,000
                INVESTED FROM AUGUST 1980* -SEPTEMBER 1996

                           [GRAPH APPEARS HERE]

                  GROWTH & INCOME                                            GROWTH & INCOME
                  COMPOSITE (NET)       S&P 500                              COMPOSITE (NET)       S&P 500
8/31/80           10000                 10000              9/30/88           39182                 31627
9/30/80           10493                 10300              10/31/88          39344                 32550
10/31/80          10622                 10506              11/30/88          38597                 32038
11/30/80          11768                 11622              12/31/88          39178                 32595
12/31/80          11605                 11279              1/31/89           41936                 35019
1/31/81           11025                 10802              2/28/89           41508                 34094
2/28/81           11424                 10987              3/31/89           42719                 34906
3/31/81           12187                 11429              4/30/89           45648                 36776
4/30/81           12560                 11205              5/31/89           48439                 38186
5/31/81           13149                 11230              6/30/89           47954                 37987
6/30/81           12380                 11166              7/31/89           51925                 41457
7/31/81           11970                 11186              8/31/89           52786                 42225
8/31/81           11322                 10540              9/30/89           52916                 42058
9/30/81           10951                 10022              10/31/89          51549                 41117
10/31/81          11617                 10560              11/30/89          52912                 41914
11/30/81          11752                 10996              12/31/89          53001                 42924
12/31/81          11605                 10718              1/31/90           49613                 40084
1/31/82           11613                 10577              2/28/90           50296                 40528
2/28/82           11216                 9982               3/31/90           51342                 41630
3/31/82           11143                 9938               4/30/90           50623                 40635
4/30/82           11612                 10384              5/31/90           56355                 44511
5/31/82           11116                 10032              6/30/90           56727                 44247
6/30/82           10978                 9881               7/31/90           56279                 44091
7/31/82           10847                 9702               8/31/90           51197                 40111
8/31/82           12069                 10891              9/30/90           48613                 38159
9/30/82           12184                 11023              10/31/90          48549                 37997
10/31/82          13707                 12288              11/30/90          52667                 40464
11/30/82          15173                 12790              12/31/90          54961                 41581
12/31/82          15186                 13035              1/31/91           58431                 43390
1/31/83           15577                 13521              2/28/91           62547                 46495
2/28/83           16212                 13826              3/31/91           65060                 47622
3/31/83           16830                 14341              4/30/91           64612                 47725
4/30/83           17732                 15468              5/31/91           67112                 49796
5/31/83           17898                 15334              6/30/91           62865                 47512
6/30/83           18767                 15928              7/31/91           65731                 49724
7/31/83           17868                 15454              8/31/91           67010                 50898
8/31/83           17665                 15691              9/30/91           66307                 50050
9/30/83           18075                 15906              10/31/91          70004                 50721
10/31/83          17500                 15721              11/30/91          66984                 48676
11/30/83          18185                 16055              12/31/91          75053                 54245
12/31/83          18150                 15969              1/31/92           74198                 53235
1/31/84           17600                 15884              2/29/92           76672                 53923
2/29/84           16613                 15326              3/31/92           73286                 52875
3/31/84           16963                 15586              4/30/92           73332                 54427
4/30/84           16892                 15738              5/31/92           73596                 54694
5/31/84           15904                 14868              6/30/92           71557                 53880
6/30/84           16712                 15187              7/31/92           74726                 56084
7/31/84           16300                 15006              8/31/92           72267                 54936
8/31/84           18226                 16664              9/30/92           73826                 55579
9/30/84           18025                 16661              10/31/92          76237                 55772
10/31/84          18292                 16729              11/30/92          79957                 57667
11/30/84          17835                 16535              12/31/92          81455                 58377
12/31/84          18495                 16975              1/31/93           82555                 58864
1/31/85           20374                 18303              2/28/93           82132                 59676
2/28/85           20568                 18526              3/31/93           85044                 60926
3/31/85           20201                 18537              4/30/93           84194                 59453
4/30/85           20019                 18519              5/31/93           87156                 61036
5/31/85           21521                 19598              6/30/93           87236                 61222
6/30/85           22037                 19905              7/31/93           88126                 60977
7/31/85           21989                 19888              8/31/93           92298                 63285
8/31/85           21848                 19712              9/30/93           92355                 62804
9/30/85           21213                 19091              10/31/93          94191                 64102
10/31/85          22604                 19983              11/30/93          92742                 63490
11/30/85          24323                 21347              12/31/93          95387                 64257
12/31/85          25505                 22380              1/31/94           99694                 66449
1/31/86           26490                 22499              2/28/94           98282                 64644
2/28/86           28566                 24178              3/31/94           93451                 61826
3/31/86           30030                 25541              4/30/94           93802                 62620
4/30/86           29422                 25265              5/31/94           95321                 63640
5/31/86           31042                 26605              6/30/94           92049                 62087
6/30/86           31079                 27051              7/31/94           95295                 64126
7/31/86           29443                 25548              8/31/94           98726                 66749
8/31/86           31214                 27438              9/30/94           96169                 65111
9/30/86           28315                 25162              10/31/94          96207                 66576
10/31/86          30325                 26628              11/30/94          93192                 64149
11/30/86          31103                 27270              12/31/94          93394                 65102
12/31/86          30499                 26567              1/31/95           94560                 66790
1/31/87           34942                 30140              2/28/95           100479                69391
2/28/87           37185                 31326              3/31/95           105078                71441
3/31/87           37492                 32241              4/30/95           108487                73535
4/30/87           37426                 31947              5/31/95           110684                76478
5/31/87           38078                 32220              6/30/95           116982                78260
6/30/87           39347                 33860              7/31/95           121942                80857
7/31/87           40881                 35575              8/31/95           123290                81060
8/31/87           42968                 36894              9/30/95           124432                84479
9/30/87           42826                 36096              10/31/95          123137                84178
10/31/87          34222                 28311              11/30/95          128003                87873
11/30/87          32000                 25966              12/31/95          127366                89565
12/31/87          35060                 27957              1/31/96           130027                92613
1/31/88           35674                 29170              2/29/96           133506                93466
2/29/88           37973                 30482              3/31/96           135568                94372
3/31/88           37136                 29549              4/30/96           138923                95763
4/30/88           36907                 29915              5/31/96           141468                98190
5/31/88           36977                 30114              6/30/96           139345                98564
6/30/88           39637                 31520              7/31/96           132739                94192
7/31/88           39133                 31442              8/31/96           140049                96178
8/31/88           37695                 30331              9/30/96           143769                101590

* Inception Date: 8/31/80 = $10,000
Source: Jennison Associates Capital Corp.
  All Jennison composite information, index information, and asset class performance information rely on data provided by Jennison or from statistical services, reports, or other sources believed by Jennison to be reliable, including data from Standard & Poors and The Wall Street Journal. However, such information has not been verified and is unaudited. Of course, past performance should not be interpreted as indicative of future performance.

                                              (footnotes continued on next page)

  The Jennison composite historical rates of return are time-weighted rates of total return calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research (AIMR). They are calculated by dividing the period of time under study into subperiods whose boundaries are the dates of cash and other asset flows into and from the accounts constituting a given composite and by computing the internal rate of return for each subperiod. The time-weighted rate of return is the average of the rates for these subperiods with each rate being given a weight proportionate to the length of time of its subperiod.
  Jennison's results are based on the time-weighted rate of return achieved for "Growth and Income" accounts managed by Jennison. As of September 30, 1996, Jennison managed 2 accounts representing approximately $231 million in assets using a "Growth & Income" strategy. These accounts consist of institutional accounts whose investment objectives and techniques are similar to those of the Prudential Jennison Growth & Income Fund. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. As of September 30, 1996, the "Growth and Income" accounts represented 1.3% of all equity assets (approximately $17.3 billion) managed by Jennison, and 0.7% of the aggregate assets (approximately $31.3 billion) managed by Jennison. None of the accounts included in the Jennison Growth & Income Composite is a registered investment company, nor do these accounts have the ability to engage in short sales. Additionally, the institutional accounts are not subject to the investment limitations, diversification requirements, and restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth & Income Composite. The accounts reflected in the "Growth and Income" performance data have been determined by Jennison based on the manner in which it prepares performance data generally.
  The performance of an investment in the S&P 500 was measured on a calendar monthly basis. The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

                           ANNUALIZED TOTAL RETURNS

  The chart below demonstrates annualized total returns as of the fiscal year ended September 30, 1996 of the Jennison Growth and Income Composite and the S&P 500 Index. Annualized total return is a hypothetical rate of return that if achieved annually would have produced the same aggregate total return if performance had been consistent over the period.

              ANNUALIZED TOTAL RETURNS AS OF SEPTEMBER 30, 1996*

                                        JENNISON GROWTH &
                  PERIOD              INCOME COMPOSITE(/1/) S&P 500 INDEX(/2/)
                  ------              --------------------- ------------------
     Since August 31, 1980 (incep-
      tion)-1996.....................         18.01               15.50
     15 Years (1981-1996)............         18.71               16.68
     10 Years (1986-1996)............         17.63               14.96
      7 Years (1989-1996)............         15.34               13.42
      5 Years (1991-1996)............         16.72               15.19
      3 Years (1993-1996)............         15.88               17.37
      1 Year(1995-1996)..............         15.54               20.25

-------

Source: Jennison Associates Capital Corp.

(/1/)Jennison's results are based on the time-weighted rate of return achieved for "Growth and Income" accounts managed by Jennison. As of September 30, 1996, Jennison managed 2 accounts representing approximately $231 million in assets using a "Growth & Income" strategy. These accounts consist of institutional accounts whose investment objectives and techniques are similar to those of Prudential Jennison Growth & Income Fund. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. As of September 30, 1996, the "Growth & Income" accounts represented 1.3% of all equity assets (approximately $17.3 billion) managed by Jennison and 0.7% of the aggregate assets (approximately $31.3 billion) managed by Jennison. None of the accounts included in the Jennison Growth & Income Composite is a registered investment company, nor do these accounts have the ability to engage in short sales. Additionally, the institutional accounts are not subject to the investment limitations, diversification requirements, and restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth & Income Composite. The accounts reflected in the "Growth & Income" performance data have been determined by Jennison based on the manner in which it prepares performance data generally.

(/2/)The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

* These results are unaudited. Past performance should not be interpreted as indicative of future performance.

                           ANNUAL TOTAL RETURN DATA

  The chart below demonstrates annual total returns, net of fees, for the Jennison Growth and Income Composite and the S&P 500 Index for the listed calendar year. Total return reflects actual performance over a stated period. Annual total return shows how much an investment has increased (decreased) over a one year period of time assuming the reinvestment of dividends and interest, as appropriate.

                             ANNUAL TOTAL RETURNS*

                YEAR                   JENNISON GROWTH & INCOME COMPOSITE/1/ S&P 500 INDEX/2/
                ----                   ------------------------------------- ----------------
      1980 (8/31/80 through 12/31/80)                 16.05%                      12.79%
      1981                                             0.00                       (4.97)
      1982                                            30.86                       21.61
      1983                                            19.52                       22.51
      1984                                             1.90                        6.30
      1985                                            37.90                       31.84
      1986                                            19.58                       18.71
      1987                                            14.96                        5.23
      1988                                            11.75                       16.59
      1989                                            35.28                       31.69
      1990                                             3.70                       (3.13)
      1991                                            36.56                       30.46
      1992                                             8.53                        7.62
      1993                                            17.10                       10.07
      1994                                            (2.09)                       1.31
      1995                                            36.38                       37.58
      1996
       (1/1/96 through 9/30/96)                       12.88                       13.43

-------
  Source: Jennison Associates Capital Corp.

/1/Jennison's results are based on the time-weighted rate of return achieved for "Growth & Income" accounts managed by Jennison. As of June 30, 1996, Jennison managed 2 accounts representing approximately $231 million in assets using a "Growth & Income" strategy. These accounts consist of institutional accounts whose investment objectives and techniques are substantially similar to those of Prudential Jennison Growth & Income Fund. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. As of September 30, 1996, the "Growth & Income" accounts represented 1.3% of all equity assets (approximately $17.3 billion) managed by Jennison, and 0.7% of the aggregate assets (approximately $31.3 billion) managed by Jennison. None of the accounts included in the Jennison Growth & Income Composite is a registered investment company, nor do these accounts have the ability to engage in short sales. Additionally, the institutional accounts are not subject to the investment limitations, diversification requirements, and restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth & Income Composite. The accounts reflected in the "Growth & Income" performance data have been determined by Jennison based upon the manner in which it prepares performance data generally.
/2/The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index.

*These results are unaudited. Past performance should not be interpreted as indicative of future performance.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone either Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.









   TAXABLE BOND FUNDS

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust

     TAX-EXEMPT BOND
          FUNDS

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


     EQUITY FUNDS

Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

  MONEY MARKET FUNDS

 . Taxable Money Market Funds
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

 . Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

 . Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

 . Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by either Fund or the Distributor. This Prospectus does not constitute an offer by either Fund or by the Distributor to sell or a so-licitation of any offer to buy any of the securities offered hereby in any ju-risdiction to any person to whom it is unlawful to make such offer in such ju-risdiction.
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS...........................................................   2
 What are Each Fund's Risk Factors and Special Characteristics?...........   2
FUND EXPENSES-GROWTH FUND.................................................   5
FUND EXPENSES-GROWTH & INCOME FUND........................................   6
FINANCIAL HIGHLIGHTS-GROWTH FUND..........................................   7
HOW THE FUNDS INVEST......................................................   8
 Investment Objectives and Policies.......................................   8
 Other Investments and Policies...........................................  12
 Risk Factors and Special Considerations of
  Investing in Foreign Securities.........................................  14
 Risk Factors Relating to Investing in Debt
  Securities Rated Below Investment Grade (Junk Bonds)-Growth & Income
  Fund Only...............................................................  15
 Hedging and Return Enhancement Strategies................................  16
 Investment Restrictions..................................................  18
HOW THE FUNDS ARE MANAGED.................................................  18
 Manager..................................................................  19
 Subadviser...............................................................  19
 Distributor..............................................................  20
 Fee Waivers and Subsidy..................................................  22
 Portfolio Transactions...................................................  22
 Custodian and Transfer and Dividend Disbursing Agent.....................  22
HOW EACH FUND VALUES ITS SHARES...........................................  22
HOW THE FUNDS CALCULATE PERFORMANCE.......................................  23
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................  23
GENERAL INFORMATION.......................................................  25
 Description of Common Stock..............................................  25
 Additional Information...................................................  26
SHAREHOLDER GUIDE.........................................................  26
 How to Buy Shares of the Funds...........................................  26
 Alternative Purchase Plan................................................  27
 How to Sell Your Shares..................................................  31
 Conversion Feature--Class B Shares.......................................  34
 How to Exchange Your Shares..............................................  35
 Shareholder Services.....................................................  37
APPENDIX A--INFORMATION ABOUT JENNISON ASSOCIATES CAPITAL CORP. .......... A-1
APPENDIX B--HISTORICAL PERFORMANCE INFORMATION OF JENNISON ASSOCIATES
 CAPITAL CORP............................................................. B-1
THE PRUDENTIAL MUTUAL FUND FAMILY......................................... C-1

--------------------------------------------------------------------------------
MF 172A

     Growth Fund Cusip Nos.:        Growth & Income Cusip Nos.:

        Class A: 74437E 10 7        Class A: 74437E 50 3
        Class B: 74437E 20 6        Class B: 74437E 60 2
        Class C: 74437E 30 5        Class C: 74437E 70 1
        Class Z: 74437E 40 4        Class Z: 74437E 80 0


  PRUDENTIAL
  JENNISON
  GROWTH FUND
  AND
  PRUDENTIAL
  JENNISON
  GROWTH &
  INCOME
  FUND

PROSPECTUS

JANUARY 13, 1997

[LOGO] Prudential
       Investments

                     PRUDENTIAL JENNISON SERIES FUND, INC.
          Statement of Additional Information dated January 13, 1997
                        (as supplemented May 15, 1997)

 Prudential Jennison Series Fund, Inc. (the Company) is an open-end, diversified, management investment company consisting of two series:
Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively the Funds).

 The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The Growth Fund may also invest in (i) equity securities of other companies including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities. The Growth Fund may engage in various derivative transactions, such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return.

 The primary investment objective of Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. The Growth & Income Fund may also invest in
(i) other common stocks, preferred stock and securities convertible into common stock, (ii) equity and debt securities of foreign issuers (with respect to 20% of its total assets), including ADRs, and (iii) fixed-income securities, including corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Growth & Income Fund may also engage in short sales and in various derivative transactions, such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and debt securities and options thereon to hedge its portfolio and to attempt to enhance return.

 There can be no assurance that the Funds' investment objectives will be achieved. See "Investment Objectives and Policies."

 The Company's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated January 13, 1997 (as supplemented May 15, 1997), copies of which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                          PAGE    PROSPECTUS
                                                          ----- ---------------
General Information...................................... B-2          25
Investment Objectives and Policies....................... B-2           8
Investment Restrictions.................................. B-14         18
Directors and Officers................................... B-15         18
Manager.................................................. B-20         19
Distributor.............................................. B-22         20
Portfolio Transactions and Brokerage..................... B-25         22
Purchase and Redemption of Fund Shares................... B-26         26
Shareholder Investment Account........................... B-29         37
Net Asset Value.......................................... B-34         22
Taxes.................................................... B-34         23
Performance Information.................................. B-37         23
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants................................. B-39         22
Financial Statements..................................... B-40         --
Independent Auditors' Report............................. B-49         --
Description of Security Ratings.......................... A-1          --
Appendix I--Historical Performance Data.................. I-1          --
Appendix II--General Investment Information.............. II-1         --
Appendix III--Information Relating to The Prudential..... III-1        --

                              GENERAL INFORMATION

 The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund. The existing series of the Company was redesignated Prudential Jennison Growth Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

 The Company is an open-end, diversified, management investment company consisting of two series. Each series operates as a separate fund with its own investment objectives and policies. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The primary investment objective of the Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. See "How the Funds Invest--Investment Objectives and Policies" in the Prospectus. There can be no assurance that the Funds' investment objectives will be achieved.

 The term "investment adviser" as used herein refers to Jennison Associates Capital Corp., the Subadviser. See "Manager" below.

U.S. GOVERNMENT SECURITIES

 U.S. TREASURY SECURITIES. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

 SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government except that the Growth & Income Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

 Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

 MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Growth Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

 Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages.

 The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

FOREIGN DEBT SECURITIES

 Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

 A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign government securities" also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community.

OPTIONS ON SECURITIES

 Each Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

 A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

 A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

 A Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

 OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

 The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

 Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRANSACTIONS IN OPTIONS

 An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

 A Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

 Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

 The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

 Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Foreign Currencies and Futures Contracts and Related Options."

 Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

 When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

 If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 Each Fund may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

 Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

 A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


FUTURES CONTRACTS

 As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Growth & Income Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies. The Growth Fund may purchase futures contracts on stock indices and foreign currencies.

 A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

 Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

 When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

 Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

 There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

 Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

 Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

 The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


OPTIONS ON FUTURES CONTRACTS

 An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices, including the S&P 500 Stock Index and the NYSE Composite Index.

 The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS

 Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indices and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or liquid assets equal to the aggregate exercise price of the puts. A Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. Neither Fund intends to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Options Transactions" in the Prospectus.

 Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

 If a Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

 POSITION LIMITS. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

 When conditions dictate a defensive strategy, a Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such foreign investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 From time to time, in the ordinary course of business, a Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. A Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash or liquid assets having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES

 Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. As a matter of current operating policy, the Growth Fund will not engage in short sales other than short sales against-the-box. The Growth & Income Fund will engage in short sales, including short sales against-the-box. See "How the Funds Invest--Other Investments and Policies-- Short Sales" in the Prospectus and "Investment Restrictions" below.

REPURCHASE AGREEMENTS

 Each Fund's repurchase agreements will be collateralized by U.S. Government obligations. A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors of the Company. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

LENDING OF SECURITIES

 Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

 A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

 Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

 A Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. A Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. Because no more than 30% of a Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell. See "Taxes." A Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

 Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES

 Neither Fund may hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

 Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 The staff of the SEC has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

SECURITIES OF OTHER INVESTMENT COMPANIES

 Each Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, a Fund does not intend to invest more than 5% of its total assets in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

PORTFOLIO TURNOVER

 As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions, but neither Fund's portfolio turnover rate is expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

 The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to each Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

 Each Fund may not:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and, with respect to Growth & Income Fund, futures contracts on debt securities, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Neither Fund has adopted a fundamental investment policy with respect to investments in restricted securities. See "Illiquid Securities."

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

 11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 12. Purchase more than 10% of all outstanding voting securities of any one issuer.

 Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            DIRECTORS AND OFFICERS

    NAME, ADDRESS        POSITION WITH
     AND AGE (1)            COMPANY         PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
    -------------        -------------      -----------------------------------------
Edward D. Beach (72)   Director          President and Director of BMC Fund, Inc., a
                                          closed-end investment company; prior thereto,
                                          Vice Chairman of Broyhill Furniture Industries,
                                          Inc.; Certified Public Accountant; Secretary
                                          and Treasurer of Broyhill Family Foundation,
                                          Inc.; Member of the Board of Trustees of Mars
                                          Hill College; President, Treasurer and Director
                                          of First Financial Fund, Inc. and The High
                                          Yield Plus Fund, Inc.; President and Director
                                          of Global Utility Fund, Inc.; Director of The
                                          High Yield Income Fund, Inc.
Delayne Dedrick Gold   Director          Marketing and Management Consultant; Director of
(58)                                      The High Yield Income Fund, Inc.
*Robert F. Gunia (50)  Director          Comptroller, Prudential Investments (since May
                                          1996); Executive Vice President and Treasurer
                                          (since December 1996), Prudential Mutual Fund
                                          Management LLC (PMF); Senior Vice President
                                          (since March 1987) of Prudential Securities
                                          Incorporated (Prudential Securities); formerly
                                          Chief Administrative Officer (July 1990-
                                          September 1996), Director (January 1989-
                                          September 1996), and Executive Vice President,
                                          Treasurer and Chief Financial Officer (June
                                          1987-September 1996) of Prudential Mutual Fund
                                          Management, Inc.; Vice President and Director
                                          of The Asia Pacific Fund, Inc. (since May
                                          1989); Director of The High Yield Income Fund,
                                          Inc.

     NAME, ADDRESS
      AND AGE (1)         POSITION WITH COMPANY     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------        ---------------------     -----------------------------------------
Donald D. Lennox (78)       Director             Chairman (since February 1990) and Director
                                                   (since April 1989) of International Imaging
                                                   Materials, Inc. (thermal transfer ribbon
                                                   manufacturer); Retired Chairman, Chief
                                                   Executive Officer and Director of Schlegel
                                                   Corporation (industrial manufacturing) (March
                                                   1987-February 1989); Director of Gleason
                                                   Corporation, Personal Sound Technologies, Inc.
                                                   and The High Yield Income Fund, Inc.
Douglas H. McCorkindale     Director             Vice Chairman, Gannett Co. Inc. (publishing and
(57)                                               media) (since March 1984); Director of Gannett
                                                   Co. Inc., Frontier Corporation and Continental
                                                   Airlines, Inc.
*Mendel A. Melzer, CFA    Director               Chief Investment Officer (since October 1996) of
(35)                                               Prudential Mutual Funds; formerly Chief
751 Broad St.                                      Financial Officer (November 1995-September
Newark, NJ 07102                                   1996) of Prudential Investments, Senior Vice
                                                   President and Chief Financial Officer of
                                                   Prudential Preferred Financial Services (April
                                                   1993-November 1995), Managing Director of
                                                   Prudential Investment Advisors (April 1991-
                                                   April 1993), and Senior Vice President of
                                                   Prudential Capital Corporation (July 1989-
                                                   April 1991); Chairman and Director of
                                                   Prudential Series Fund, Inc.; Director of The
                                                   High Yield Income Fund, Inc.
Thomas T. Mooney (55)     Director               President of the Greater Rochester Metro Chamber
                                                   of Commerce; former Rochester City Manager;
                                                   Trustee of Center for Governmental Research,
                                                   Inc.; Director of Blue Cross of Rochester,
                                                   Monroe County Water Authority, Rochester Jobs,
                                                   Inc., Executive Service Corps of Rochester,
                                                   Monroe County Industrial Development
                                                   Corporation, Northeast Midwest Institute, The
                                                   Business Council of New York State, First
                                                   Financial Fund, Inc., The High Yield Income
                                                   Fund, Inc. and The High Yield Plus Fund, Inc.
Stephen P. Munn (54)      Director               Chairman (since January 1994), Director and
                                                   President (since 1988) and Chief Executive
                                                   Officer (1988-December 1993) of Carlisle
                                                   Companies Incorporated (manufacturer of
                                                   industrial products).
*Richard A. Redeker (53)  President and Director Employee of Prudential Investments; formerly
751 Broad St.                                      President, Chief Executive Officer and
Newark, NJ 07102                                   Director (October 1993-September 1996) of
                                                   Prudential Mutual Fund Management, Inc.,
                                                   Executive Vice President, Director and Member
                                                   of the Operating Committee (1993-September
                                                   1996), Prudential Securities, Director
                                                   (October 1993-September 1996) of Prudential
                                                   Securities Group, Inc., Executive Vice
                                                   President, The Prudential Investment
                                                   Corporation (January 1994-September 1996),
                                                   Director (January 1994-September 1996),
                                                   Prudential Mutual Fund Distributors, Inc. and
                                                   Prudential Mutual Fund Services, Inc., and
                                                   Senior Executive Vice President and Director
                                                   of Kemper Financial Services, Inc. (September
                                                   1978-September 1993); President and Director
                                                   of The High Yield Income Fund, Inc.

     NAME, ADDRESS          POSITION WITH
      AND AGE (1)              COMPANY          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------          -------------       -----------------------------------------
Robin B. Smith (57)      Director            Chairman and Chief Executive Officer (since
                                               August 1996) of Publishers Clearing House;
                                               formerly President and Chief Executive Officer
                                               (January 1988-August 1996) and President and
                                               Chief Operating Officer (September 1981-
                                               December 1988) of Publishers Clearing House;
                                               Director of BellSouth Corporation, The Omnicom
                                               Group, Inc., Texaco Inc., Spring Industries
                                               Inc. and Kmart Corporation.
Louis A. Weil, III (55)  Director            Publisher and Chief Executive Officer (since
                                               January 1996) and Director (since September
                                               1991) of Central Newspapers, Inc.; Chairman of
                                               the Board (since January 1996), Publisher and
                                               Chief Executive Officer (August 1991-December
                                               1995) of Phoenix Newspapers, Inc.; formerly
                                               Publisher of Time Magazine (May 1989-March
                                               1991); formerly President, Publisher & CEO of
                                               The Detroit News (February 1986-August 1989);
                                               formerly member of the Advisory Board, Chase
                                               Manhattan Bank-Westchester; Director of The
                                               High Yield Income Fund, Inc.
Clay T. Whitehead (58)   Director            President of National Exchange Inc. (new
                                               business development firm) (since May 1983).
Susan C. Cote (42)       Vice President      Executive Vice President (since February 1997)
                                               and Chief Financial Officer (since May 1996),
                                               PMF; formerly Managing Director, Prudential
                                               Investments and Vice President, The Prudential
                                               Investment Corporation (February 1995-May
                                               1996), Senior Vice President (January 1989-
                                               January 1995) of Prudential Mutual Fund
                                               Management, Inc. and Senior Vice President
                                               (January 1992-January 1995) of Prudential
                                               Securities.
Thomas A. Early (42)     Vice President      Executive Vice President, Secretary and General
                                               Counsel (since December 1996), PMF; Vice
                                               President and General Counsel, Prudential
                                               Retirement Services (March 1994-March 1997);
                                               formerly Associate General Counsel and Chief
                                               Financial Services Officer, Frank Russell
                                               Company (1988-1994).
S. Jane Rose (51)        Secretary           Senior Vice President (since December 1996),
                                               PMF; formerly Senior Vice President (January
                                               1991-September 1996) and Senior Counsel (June
                                               1987-September 1996) of Prudential Mutual Fund
                                               Management, Inc.; Senior Vice President and
                                               Senior Counsel of Prudential Securities (since
                                               July 1992); formerly Vice President and
                                               Associate General Counsel of Prudential
                                               Securities.
Eugene S. Stark (39)     Treasurer and       First Vice President (since December 1996) of
                         Principal Financial   PMF; formerly First Vice President (January
                         and Accounting        1990-September 1996) of Prudential Mutual Fund
                         Officer               Management, Inc.

     NAME, ADDRESS           POSITION WITH
      AND AGE (1)               COMPANY          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------           -------------       -----------------------------------------
Marguerite E.H. Morrison  Assistant Secretary Vice President (since December 1996) of PMF;
(41)                                           formerly Vice President and Associate General
                                               Counsel (June 1991-September 1996) of
                                               Prudential Mutual Fund Management, Inc.; Vice
                                               President and Associate General Counsel of
                                               Prudential Securities.
Stephen M. Ungerman (44)  Assistant Treasurer Tax Director of Prudential Investments and the
                                               Private Asset Group of The Prudential Insurance
                                               Company of America (Prudential) (since March
                                               1996); formerly First Vice President of
                                               Prudential Mutual Fund Management, Inc.
                                               (February 1993-September 1996); prior thereto,
                                               Senior Tax Manager of Price Waterhouse (1981-
                                               January 1993).

-------
(1) Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102-4077.
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PMF.

 Directors and officers of the Company are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

 The officers conduct and supervise the daily business operations of the Company, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

 Pursuant to the Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager.

 The Company pays each of its Directors who is not an affiliated person of PMF or Jennison Associates Capital Corp. (Jennison or the Subadviser) annual compensation of $2,500, in addition to certain out-of-pocket expenses.

 Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter (the T-bill rate) or, pursuant to a Securities and Exchange Commission (SEC) exemptive order, at the daily rate of return of a Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company. Currently, Ms. Smith has agreed to defer her fees at the Fund rate.

 The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Lennox are scheduled to retire on December 31, 1999 and December 31, 1997, respectively.

 The following table sets forth aggregate compensation paid by the Company to the Directors for the fiscal year ended September 30, 1996 and the aggregate compensation paid to such Directors for service on the Boards of other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors of the Company. Below are listed all Directors who have served the Company during its most recent fiscal year as well as the new Directors who took office after the shareholders' meeting in October.

                              COMPENSATION TABLE

                                                                                TOTAL 1996
                                                                               COMPENSATION
                                                                               PAID TO BOARD
                                       PENSION OR RETIREMENT                      MEMBERS
                           AGGREGATE     BENEFITS ACCRUED    ESTIMATED ANNUAL  FROM COMPANY
                          COMPENSATION  AS PART OF COMPANY    BENEFITS UPON      AND FUND
NAME AND POSITION         FROM COMPANY       EXPENSES           RETIREMENT        COMPLEX
-----------------         ------------ --------------------- ---------------- ---------------
Beach, Edward D.--Direc-
 tor                           --              None                N/A        $166,000(21/39)*
Dorsey, Eugene C.**--
 Former
 Director                    $7,500            None                N/A        $ 98,583(12/36)*
Gold, Delayne D.--Direc-
 tor                           --              None                N/A        $175,308(21/42)*
Gunia, Robert F.(/1/)--
 Director                      --              None                N/A              --
Lennox, Donald D.--Di-
 rector                        --              None                N/A        $ 90,000(10/22)*
McCorkindale, Douglas
 H.**
 --Director                    --              None                N/A        $ 71,208(10/13)*
Melzer, Mendel A.(/1/)--
 Director                      --              None                N/A              --
Mooney, Thomas T.**--Di-
 rector                        --              None                N/A        $135,375(18/36)*
Munn, Stephen P.--Direc-
 tor                           --              None                N/A        $   49,125(6/8)*
Redeker, Richard
 A.(/1/)--President and
 Director                      --              None                N/A              --
Smith, Robin B.**--Di-
 rector                      $7,500            None                N/A        $ 89,957(11/20)*
Weil, III, Louis A.--Di-
 rector                        --              None                N/A        $ 91,250(13/18)*
Whitehead, Clay T.--Di-
 rector                        --              None                N/A        $   38,292(5/7)*

-------
* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Company).
** Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1996 includes amounts deferred at the election of Directors under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $111,535, $71,034, $139,869 and $109,294 for Mr. Dorsey, Mr. McCorkindale, Mr. Mooney and Ms. Smith, respectively.

 As of April 18, 1997, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each Fund.

 As of April 18, 1997, beneficial owners, directly or indirectly, of more than 5% of any class of shares of Prudential Jennison Growth Fund were: 401K Holding Account, FBO ACEC Retirement Trust, PO Box 15040, New Brunswick, NJ 08906, owned approximately 580,628 Class A shares (or approximately 6.9% of the outstanding Class A shares) and Pru Defined Contribution SVCS, FBO Non-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, Pennsylvania owned approximately 22,022,734 Class Z shares (or approximately 60.7% of the outstanding Class Z shares). As of April 18, 1997, beneficial owners, directly or indirectly, of more than 5% of any class of shares of Prudential Jennison Growth & Income Fund were: Jennison Associates Capital Co., Saving Plan TTEE: J. Kanary, M. Baiso & B. Goldberg, c/o Corporate Services, 466 Lexington Ave. 18th Floor, New York, NY 10017 owned approximately 156,061 Class A shares (or approximately 6.3% of the outstanding Class A shares); Bradley L. Goldberg, 502 Orienta Avenue, Mamaroneck, New York owned approximately 138,741 Class A shares (or approximately 5.6% of the outstanding Class A shares); James M. Rodney TTEE, James M.

Rodney Trust, UA DTD 06/07/79, 725 Hanna, Birmingham, Michigan owned approximately 32,550 Class C shares (or approximately 6.1% of the outstanding Class C shares); Prudential Trust Company, FBO Pru-DC Trust Accounts, ATTN:
John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1774 owned approximately 7,689 Class Z shares (or approximately 40.7% of the outstanding Class Z shares); Mr. John A. Hart TTEE, John A. & Eleanor E. Hart Family Trust UA DTD 08/25/95, 2113 Evergreen Ridge Dr., Cincinnati OH 45215-5713 owned 4,802 Class Z shares (or approximately 25.4% of the outstanding Class Z shares); Prudential Securities C/F, Harold Quebedeaux, IRA DTD 12/17/91, PO Box 366, Mansura, LA 71350-0366 owned 1,067 Class Z shares (or approximately 5.6% of the outstanding Class Z shares).

 As of April 18 1997, Prudential Securities was the record holder for other beneficial owners of 5,811,292 Class A shares (approximately 69.2% of such shares outstanding), 16,880,324 Class B shares (approximately 70.4% of such shares outstanding), 1,230,178 Class C shares (approximately 86.1% of such shares outstanding) and 93,211 Class Z shares (approximately 0.25% of such shares outstanding) of Growth Fund; and 2,135,272 Class A shares (approximately 87.1% of such shares outstanding), 5,253,271 Class B shares (approximately 89.8% of such shares outstanding), 518,475 Class C shares (approximately 98.0% of such shares outstanding) and 11,145 Class Z shares (approximately 59.0% of such shares outstanding) of Growth & Income Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                                    MANAGER

 The manager of the Company is Prudential Investments Fund Management LLC, formerly known as Prudential Mutual Fund Management LLC (PIFM or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. As of April 30, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $54.6 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

 PIFM is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

 Pursuant to the Management Agreement with the Company (the Management Agreement), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

 For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of each Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Company. Currently, the Company believes that there are no such expense limitations.

 In connection with its management of the corporate affairs of the Company, PIFM bears the following expenses:

 (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Company's investment adviser;

 (b) all expenses incurred by PIFM or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

 (c) the fees payable to the Subadviser pursuant to the Subadvisory Agreement between PIFM and Jennison (the Subadvisory Agreement).

 Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Company's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies,
(g) the fees of any trade associations of which the Company may be a member,
(h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Company and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of each Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution fees.

 The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on April 9, 1996.

 PIFM has entered into the Subadvisory Agreement with Jennison, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Company. In connection therewith, Jennison is obligated to keep certain books and records of each Fund. Under the Subadvisory Agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of each Fund in accordance with its investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreement, PIFM compensates Jennison for its services at an annual rate of .30 of 1% of each Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.

 For the fiscal period from November 2, 1995 (commencement of investment operations) through September 30, 1996, PIFM received from Growth Fund management fees of $1,418,805, of which $709,402 was paid to Jennison Associates. The Growth & Income Fund was not offered during the fiscal year ended September 30, 1996.

 The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, PIFM or Jennison upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Subsidiary Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on April 9, 1996.

                                  DISTRIBUTOR

 Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Company.

 Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also the Distributor) incurs the expenses of distributing the Company's Class A, Class B and Class C shares. See "How the Funds are Managed--Distributor" in the Prospectus. Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Class Z shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Fund.

 The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). On April 9 and July 9, 1996, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto (Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved the Class A, Class B and Class C Plan and the Distribution Agreement with respect to Growth Fund and Growth & Income Fund, respectively. No shares of the Growth & Income Fund were outstanding during the fiscal period ended September 30, 1996.

 Class A Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Growth Fund paid distribution fees of $161,221 to Prudential Securities under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the Growth Fund. In addition, for the same period, Prudential Securities received approximately $909,000 in initial sales charges with respect to the sale of Class A shares.

 Class B Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Prudential Securities received $1,482,118 from the Growth Fund under the Class B Plan and spent approximately $3,614,000 in distributing Class B shares of the Growth Fund. It is estimated that of the latter amount, approximately $118,000 (3.3%) was spent on printing and mailing of prospectuses to other than current shareholders; $1,429,000 (39.5%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of shares; and $2,067,000 (57.2%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($673,700 or 18.6%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($1,393,300 or 38.6%). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prudential Securities branch offices in connection with the sale of Growth Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Growth Fund shares; and (d) other incidental expenses relating to branch promotion of Growth Fund shares.

 Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the same period, Prudential Securities received approximately $350,000 in contingent deferred sales charges attributable to Class B shares.

 Class C Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Prudential Securities received $114,523 from Growth Fund under the Class C Plan and spent approximately $78,000 in distributing Class C shares of Growth Fund. It is estimated that of the latter amount approximately 10.9% ($8,500) was spent on printing and mailing of prospectuses to other than current shareholders; 11.0% ($8,600) on compensation to Prusec for commissions to its representative and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of shares of the Growth Fund; 78.1% ($60,900) on the aggregate of
(i) payments of commission and account servicing fees to financial advisors 39.6% ($30,900) and (ii) an allocation of overhead and other branch office distribution-related expenses 38.5% ($30,000).

 Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the same period, Prudential Securities received approximately $10,000 in contingent deferred sales charges attributable to Class C shares.

 The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

 Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

 On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

 On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

 On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify any such allegations or instances of criminal conduct and material improprieties every three months and shall continue to do so for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

 Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

 The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

 Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the SEC. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

 Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

 In placing orders for portfolio securities of a Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than a Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Company's Board of Directors. The Company will not pay up for research in principal transactions.

 Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Company. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. The Growth Fund paid commissions of $436,218 for the fiscal period ended September 30, 1996, none of which was paid to Prudential Securities or any of its affiliates.

                    PURCHASE AND REDEMPTION OF FUND SHARES

 Shares of each Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of each Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Funds" in the Prospectus.

 Each class represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

 Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the net asset values of Growth Fund and Growth & Income Fund at March 31, 1997, the maximum offering price of Growth Fund's and Growth & Income Fund's shares is as follows:

                                                                     PRUDENTIAL
                                                          PRUDENTIAL  JENNISON
                                                           JENNISON   GROWTH &
                                                            GROWTH     INCOME
                                                             FUND       FUND
                                                          ---------- ----------
CLASS A
Net asset value and redemption price per Class A share...   $11.16     $10.44
Maximum sales charge (5% of offering price)..............      .59        .55
                                                            ------     ------
Offering price to public.................................   $11.75     $10.99
                                                            ======     ======
CLASS B
Net asset value, redemption price and offering price per
 Class B share*..........................................   $11.04     $10.43
                                                            ======     ======
CLASS C
Net asset value, redemption price and offering price per
 Class C share*..........................................   $11.04     $10.43
                                                            ======     ======
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share...........................................   $11.19     $10.48
                                                            ======     ======

-------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

 COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

 An eligible group of related Fund investors includes any combination of the following:

 (a) an individual;

 (b) the individual's spouse, their children and their parents;

 (c) the individual's and spouse's Individual Retirement Account (IRA);

 (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

 (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

 (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

 (g) one or more employee benefit plans of a company controlled by an individual.

 In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

 RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How Each Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

 LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).

 For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

 A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period, and in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

 The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

 The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

 CATEGORY OF WAIVER                 REQUIRED DOCUMENTATION
 Death                              A copy of the shareholder's death
                                    certificate or, in the case of a trust, a
                                    copy of the grantor's death certificate,
                                    plus a copy of the trust agreement
                                    identifying the grantor.
 Disability--An individual will be  A copy of the Social Security considered disabled if he or she  Administration award letter or a letter
  is unable to engage in any sub-   from a physician on the physician's
  stantial gainful activity by      letterhead stating that the shareholder
  reason of any medically deter-    (or, in the case of a trust, the grantor)
  minable physical or mental im-    is permanently disabled. The letter must
  pairment which can be expected    also indicate the date of disability.
  to result in death or to be of
  long-continued and indefinite
  duration.
 Distribution from an IRA or        A copy of the distribution form from the
  403(b) Custodial Account          custodial firm indicating (i) the date of
                                    birth of the shareholder and (ii) that the
                                    shareholder is over age 59 1/2 and is
                                    taking a normal distribution--signed by the
                                    shareholder.
 Distribution from Retirement Plan  A letter signed by the plan administrator/trustee indicating the reason
                                    for the distribution.
 Excess Contributions               A letter from the shareholder (for an IRA)
                                    or the plan administrator/trustee on
                                    company letterhead indicating the amount of
                                    the excess and whether or not taxes have
                                    been paid.

 The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                        SHAREHOLDER INVESTMENT ACCOUNT

 Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

 AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

 EXCHANGE PRIVILEGE. The Company makes available to its shareholders the Exchange Privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

 It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

 CLASS A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

 The following money market funds participate in the Class A Exchange
Privilege:

 Prudential California Municipal Fund
  (California Money Market Series)
 Prudential Government Securities Trust
  (Money Market Series)
  (U.S. Treasury Money Market Series)
 Prudential Municipal Series Fund
  (Connecticut Money Market Series)
  (Massachusetts Money Market Series)
  (New York Money Market Series)
  (New Jersey Money Market Series)

 Prudential MoneyMart Assets, Inc. (Class A shares)

 Prudential Tax-Free Money Fund, Inc.

 CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

 Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

 At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

 CLASS Z: Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

 Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Funds' Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

 Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

 Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)

 The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

              PERIOD OF
         MONTHLY INVESTMENTS             $100,000 $150,000 $200,000 $250,000
         -------------------             -------- -------- -------- --------
              25 Years........            $  110   $  165   $  220   $  275
              20 Years........               176      264      352      440
              15 Years........               296      444      592      740
              10 Years........               555      833    1,110    1,388
              5 Years.........             1,371    2,057    2,742    3,428

-------
(/1/) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(/2/) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 See "Automatic Savings Accumulation Plan."

 AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

 Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

 SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

 In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and Distributions."

 Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

 Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

 Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

 TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

 Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

 Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         TAX-DEFERRED COMPOUNDING(/1/)

         CONTRIBUTIONS                        PERSONAL
          MADE OVER:                          SAVINGS    IRA
         -------------                        -------- --------
           10 years.......................... $ 26,165 $ 31,291
           15 years..........................   44,676   58,649
           20 years..........................   68,109   98,846
           25 years..........................   97,780  157,909
           30 years..........................  135,346  244,692

-------
(/1/) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

 From time to time, a Fund or the Company may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

 The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

 Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

 Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

 Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the net asset value of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                                     TAXES

 Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and gains which are distributed to shareholders, and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

 Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in foreign securities) (the short-short rule); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year
(i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

 Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules.

 Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Fund may invest. See "Investment Objectives and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

 Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

 A Fund's ability to hold foreign currencies or engage in hedging activities may be limited by the 30% short-short rule discussed above.

 A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that a Fund may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

 Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

 The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code.

 Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

 Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

 Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

 Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

 A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

 Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

 Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

 Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. A Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

 Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            PERFORMANCE INFORMATION

 AVERAGE ANNUAL TOTAL RETURN. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Average annual total return is computed according to the following formula:

                              P ( 1 + T )n = ERV

 Where:P = a hypothetical initial payment of $1,000.
 T = average annual total return.
 n = number of years.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

 The average annual total returns for the period from November 2, 1995 (commencement of investment operations) through September 30, 1996 for the Class A, Class B and Class C shares of Growth Fund were 4.2%, 3.9% and 7.9%, respectively, and for the period from November 2, 1995 through March 31, 1997 for the Class A, Class B and Class C shares were 4.2%, 4.5% and 7.3%, respectively. The average annual total return for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) through March 31, 1997 was 8.8%. Shares of Growth & Income Fund were not offered during the fiscal period ended September 30, 1996.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Dryden Fund, formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1996, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1996 would have been 12.7%, 14.8% and 16.9%, respectively, and for the one, three and since inception periods ended March 31, 1997 would have been 8.9%, 16.5% and 15.3%, respectively. In addition, the aggregate total returns for such periods would have been 12.7%, 51.5% and 83.6%, respectively, and for the one, three and since inception periods ended March 31, 1997 would have been 8.9%, 58.2% and 87.1%, respectively.

 AGGREGATE TOTAL RETURN. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                     -----
                                       P

 Where: P = a hypothetical initial payment of $1,000.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. The aggregate total returns for the period from November 2, 1995 (commencement of investment operations) through September 30, 1996 for the Class A, Class B and Class C shares of Growth Fund were 9.7%, 8.9% and 8.9%, respectively. The aggregate total returns for the one year period ended March 31, 1997 and for the period from November 2, 1995 through March 31, 1997 for the Class A, Class B and Class C shares of Growth Fund were 7.4%, 6.6% and 6.6%, respectively, and 11.6%, 10.4% and 10.4%, respectively. The aggregate total returns for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) through September 30, 1996 and from April 15, 1996 through March 31, 1997 were 6.4% and 8.4%, respectively. The aggregate total returns for the period from November 7, 1996 (commencement of investment operations) through March 31, 1997 for the Class A, Class B, Class C and Class Z shares of the Growth & Income Fund were 4.5%, 4.2%, 4.2% and 4.8%, respectively.

 From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation./1/

                                    [CHART]

 PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM
                               (1/1926 - 12/1994)

COMMON STOCKS - 10.2%
LONG-TERM GOVT. BONDS - 4.8%
INFLATION - 3.1%

-------
   /1/Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

 State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Funds are Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

 Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. For the fiscal period ended September 30, 1996, Growth Fund incurred fees of approximately $312,000 for the services of PMFS. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. Growth & Income Fund did not commence investment operations until November 1996.

 Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Company's independent accountants for the fiscal year ended September 30, 1996, and in that capacity audited the annual financial statements of the Growth Fund. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Company's independent accountants and in that capacity will audit the Funds' annual financial statements.

Portfolio of Investments
as of September 30, 1996        PRUDENTIAL JENNISON GROWTH FUND
===============================================================

Shares       Description                         Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--99.1%
COMMON STOCKS--99.1%
---------------------------------------------------------------
Aerospace/Defense--2.9%
 215,900     Boeing CO.                            $ 20,402,550
---------------------------------------------------------------
Airlines--1.5%
 144,300     Delta Airlines, Inc.                    10,389,600
---------------------------------------------------------------
Apparel--1.4%
  78,700     NIKE, Inc., Class B                      9,562,050
---------------------------------------------------------------
Banks & Financial Services--1.6%
 135,200     Chase Manhattan Corp.                   10,832,900
---------------------------------------------------------------
Beverages--1.2%
 285,300     PepsiCo, Inc.                            8,059,725
---------------------------------------------------------------
Biotechnology--0.6%
 219,232     Chiron Corp. (a)                         4,165,408
---------------------------------------------------------------
Business Services--8.8%
 323,250     CUC International, Inc. (a)             12,889,594
 377,600     Eagle River Interactive, Inc. (a)        3,870,400
 127,033     First Data Corp.                        10,369,068
 235,000     Manpower, Inc.                           7,813,750
 263,600     Omnicom Group                           12,323,300
 199,000     Reuters Holdings PLC (ADR) (United
                Kingdom)                             13,780,750
                                                   ------------
                                                     61,046,862
---------------------------------------------------------------
Cellular Communications--0.9%
 186,800     Vodafone Group PLC (ADR) (United
                Kingdom)                              6,374,550
---------------------------------------------------------------
Computer Systems/Peripherals--4.8%
 119,300     Dell Computer Corp. (a)                  9,275,575
 311,000     Hewlett-Packard Co.                     15,161,250
 160,000     Seagate Technology, Inc. (a)             8,940,000
                                                   ------------
                                                     33,376,825
---------------------------------------------------------------
EDP Software & Services--11.0%
 245,600     America Online, Inc. (a)                 8,749,500
 315,325     Computer Associates International, Inc. 18,840,669
 162,200     Electronic Data Systems Corp., (New)     9,955,025
 199,700     Intuit, Inc. (a)                         6,290,550
 290,400     Macromedia, Inc. (a)                     6,025,800
 127,800     Microsoft Corp. (a)                     16,853,625
 174,400     SAP AG (ADR) (Germany)                   9,897,200
                                                   ------------
                                                     76,612,369
---------------------------------------------------------------
Electrical Equipment--1.3%
 256,700     Picturetel Corp. (a)                     9,048,675
---------------------------------------------------------------
Financial Companies--0.5%
  96,500     Federal National Mortgage Assn.          3,365,438
---------------------------------------------------------------
Health Care Services--3.4%
 267,900     Healthsouth Corp. (a)                   10,280,663
 345,200     PhyCor, Inc. (a)                        13,139,175
                                                   ------------
                                                     23,419,838
---------------------------------------------------------------
Household & Personal Care Products--4.2%
 245,400     Gillette Co.                            17,699,475
 126,100     Kimherly-Clark Corp.                    11,112,563
                                                   ------------
                                                     28,812,038
---------------------------------------------------------------
Hotels--2.0%
 497,200     Hilton Hotels Corp.                     14,108,050

---------------------------------------------------------------

See Notes to Financial Statements.

Portfolio Of Investments as
of September 30, 1996           PRUDENTIAL JENNISON GROWTH FUND
===============================================================

Shares         Description                       Value (Note 1)
---------------------------------------------------------------

Industrial Technology/Instruments--2.1%
   204,100     KLA Instruments Corp. (a)           $  4,592,250
   220,200     Symhol Technologies, Inc. (a)         10,129,200
                                                   ------------
                                                     14,721,450
---------------------------------------------------------------
Insurance--5.0%
    80,600     CIGNA Corp.                            9,661,925
   181,900     MGIC Investment Corp.                 12,255,512
   260,432     Mutual Risk Management, Ltd.           7,552,528
    84,500     UNUM Corp.                             5,418,563
                                                   ------------
                                                     34,888,528
---------------------------------------------------------------
Machinery--1.0%
   187,000     Harnischfeger Industries, Inc.         7,059,250
---------------------------------------------------------------
Media--4.8%
   118,000     Clear Channel
                Communications, Inc. (a)             10,443,000
   252,200     Disney (Walt) Co.                     15,983,175
   219,350     Infinity Broadcasting
                Corp., Class A (a)                    6,909,525
                                                   ------------
                                                     33,335,700
---------------------------------------------------------------
Networking--6.8%
   301,800     3Com Corp. (a)                        18,126,862
   130,300     Ascend Communications, Inc. (a)        8,616,088
   327,600     Cisco Systems, Inc. (a)               20,331,675
                                                   ------------
                                                     47,074,625
---------------------------------------------------------------
Oil Services--1.3%
   111,700     Schlumberger, Ltd.                     9,438,650
---------------------------------------------------------------
Pharmaceuticals--10.0%
   101,400     Astra AB (Sweden)                      4,285,261
    82,600     Astra AB Class A (ADR) (Sweden)        3,484,688
    80,800     Ciba-Geigy AG (ADR) (Switzerland)      5,140,900
     4,190     Ciba-Geigy AG (Switzerland)            5,358,176
   252,100     Johnson & Johnson Co.                 12,920,125
   162,900     Lilly (Eli) & Co.                     10,507,050
   181,200     Pfizer, Inc.                          14,337,450
   220,500     SmithKline Beecham PLC (ADR)
                   (United Kingdom)                  13,422,937
                                                   ------------
                                                     69,456,587
---------------------------------------------------------------
Publishing--1.5%
   144,000     Scholastic Corp. (a)                  10,440,000
---------------------------------------------------------------
Restaurants--1.1%
   249,000     Lone Star Steakhouse
                & Saloon, Inc. (a)                    7,578,938
---------------------------------------------------------------
Retail--9.2%
   373,700     AutoZone, Inc. (a)                    10,837,300
   267,200     Corporate Express, Inc.               10,387,400
   182,500     Gap, Inc.                              5,269,687
   245,633     Home Depot, Inc.                      13,970,377
   278,400     Kohl's Corp.                          10,022,400
   163,400     Saks Holdings, Inc.                    5,719,000
   482,400     Sunglass Hut Int'l., Inc. (a)          7,688,250
                                                   ------------
                                                     63,894,414
---------------------------------------------------------------
Electronic Components--5.4%
   279,800     Intel Corp.                           26,703,412
   223,700     International Rectifier Corp. (a)      3,103,838
   341,600     LSI Logic Corp.(a)                     7,942,200
                                                   ------------
                                                     37,749,450
---------------------------------------------------------------
Telecommunications Equipment--4.5%
   355,900     Ericsson (L.M.) Telephone Co., Inc.
                  (ADR) (Sweden)                      9,030,962
   216,800     Nokia Corp. (ADR) (Finland)            9,593,400
   178,400     Tellabs, Inc.(a)                      12,599,500
                                                   ------------
                                                     31,223,862
---------------------------------------------------------------
Telephones-0.3%
    76,800     MCI Communications Corp.               1,968,000
                                                   ------------
               Total long-term investments
                  (cost $579,362,421)               688,406,332


---------------------------------------------------------------
                             See Notes to Financial Statements.

PRUDENTIAL JENNISON GROWTH FUND
Portfolio of Investments as of September 30, 1996
===================================================================

             Principal
Moody's      Amount
Rating       (000)        Description                Value (Note 1)
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.0%
COMMERCIAL PAPER--1.0%
P1           $   6,602    Ford Motor Credit Co.,
                            5.36%, 10/1/96
                            (cost $6,602,000)         $   6,602,000

U.S. GOVERNMENT SECURITY
                          United States Treasury Bill
                   135      5.14%, 12/26/96
                            (cost $133,342)                 133,342
                                                      -------------
                          Total short-term investments
                            (cost $6,735,342)             6,735,342
                                                      -------------
-------------------------------------------------------------------
Total Investments--100.1%
                          (cost $586,097,763; Note 4)   695,141,674
                          Liabilities in excess
                            of other assets--(0.l%)        (464,318)
                                                      -------------
             Net Asset--100%                          $ 694,677,356
                                                      -------------
----------
(a)  Non-income producing security.
ADR--American Depository Receipt.

-------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities              PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------

Investments, at value (cost $586,097,763)...................................................................      $695,141,674
Cash........................................................................................................           453,117
Receivable for investments sold.............................................................................         5,671,677
Receivable for Fund shares sold.............................................................................         3,372,066
Dividends and interest receivable...........................................................................           370,243
Deferred expenses and other assets..........................................................................           187,623
                                                                                                                  ------------
   Total assets.............................................................................................       705,196,400
                                                                                                                  ------------
Liabilities
Payable for investments purchased...........................................................................         6,147,013
Payable for Fund shares reacquired..........................................................................         3,222,198
Accrued expenses and other liabilities......................................................................           592,921
Management fee payable......................................................................................           346,672
Distribution fees payable...................................................................................           210,240
                                                                                                                  ------------
   Total liabilities........................................................................................        10,519,044
                                                                                                                  ------------
Net Assets..................................................................................................       694,677,356
                                                                                                                  ============
Net assets were comprised of:
   Common stock, at par.....................................................................................      $     63,469
   Paid-in capital in excess of par.........................................................................       594,746,508
                                                                                                                  ------------
                                                                                                                   594,809,977
   Accumulated net realized loss on investments.............................................................        (9,176,492)
   Net unrealized appreciation on investments...............................................................       109,043,871
                                                                                                                  ------------
Net assets, September 30, 1996..............................................................................      $694,677,356
                                                                                                                  ============
Class A:
   Net asset value and redemption price per share
      ($85,439,568 / 7,790,185 shares of common stock issued and outstanding)...............................            $10.97
   Maximum sales charge (5.0% of offering price)............................................................               .58
                                                                                                                        ------
   Maximum offering price to public.........................................................................            $11.55
                                                                                                                        ======
Class B:
   Net asset value, offering price and redemption price per share
      ($231,541,269 / 21,258A23 shares of common stock issued and outstanding)..............................            $10.89
                                                                                                                        ======
Class C:
   Net asset value, offering price and redemption price per share
      ($15,280,552 / 1,402,944 shares of common stock issued and outstanding................................            $10.89
                                                                                                                        ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($362,415,967 / 33,017,749 shares of common stock issued and outstanding...............................           $10.98
                                                                                                                        ======

PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations
====================================================================

                                                 November 2, 1995(a)
                                                      Through
NET INVESTMENT INCOME                            September 30, 1996
                                                --------------------
Income
    Dividends (net of foreign withholding
     taxes of $54,311)..............................  $ 1,662,651
     Interest.......................................      480,129
                                                      -----------
     Total income...................................    2,142,780
                                                      -----------
Expenses
  Distribution fee--Class A.........................      161,221
  Distribution fee--Class B.........................    1,482,118
  Distribution fee--Class C.........................      114,523
  Management fee....................................    1,418,805
  Transfer agent's fees and expenses................      377,000
  Registration fees.................................      245,000
  Reports to shareholders...........................      140,000
  Custodian's fees and expenses.....................      112,000
  Amortization of deferred organization
     expense........................................       44,589
  Legal fees and expenses...........................       42,000
  Audit fees and expenses...........................       25,000
  Directors' fees...................................       22,500
  Miscellaneous.....................................        4,861
                                                      -----------
     Total expenses.................................    4,189,617
                                                      -----------
Net investment loss.................................   (2,046,837)
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions........   (9,176,492)
Net unrealized appreciation of investments..........   36,196,257
                                                      -----------
Net gain on investments.............................   27,019,765
                                                      -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.....................................  $24,972,928
                                                      ===========
----------
(a) Commencement of investment operations.


PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets
=====================================================================

                                                  November 2, 1995(a)
INCREASE (DECREASE)                                   Through
IN NET ASSETS                                     September 30, 1996
                                                 --------------------

Operations
 Net investment loss.............................     $(2,046,837)

 Net realized loss on investment
   transactions..................................      (9,176,492)

 Net unrealized appreciation on
   investments...................................      36,196,257
                                                     ------------

 Net increase in net assets resulting from
   operations....................................      24,972,928
                                                     ------------

Fund share transactions (net of share
   conversion) (Note 5)

 Net proceeds from shares sold...................     819,026,956

 Cost of shares reacquired........................   (149,422,528)
                                                     ------------
Net increase in net assets from Fund
   share transactions............................     669,604,428
                                                     ------------
Total increase...................................     694,577,356

NET ASSETS

Beginning of period..............................         100,000
                                                     ------------
End of period....................................    $694,677,356
                                                     ============
----------
(a) Commencement of investment operations.

---------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Prudential Jennison Growth Fund (the "Series") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of each Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Mutual Fund Management LLC. ("PMF"). Investment operations commenced on November
2, 1995.

The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time:

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the period ended September 30, 1996, the Series reclassified current net operating losses by decreasing accumulated net investment loss and decreasing paid-in capital by $2,046,837. Net investment income, net realized gains, and net assets were not affected by this change.

Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $250,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

NOTE 2. AGREEMENTS

The Fund has a management agreement with PMF. Pursuant to a subadvisory agreement between PMF and Jennison Associates Capital Corp. ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PMF will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PMF pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PMF also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the fiscal year ended September 30, 1996. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $909,000 in front-end sales charges resulting from sales of Class A shares during the period ended September 30, 1996. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the period ended September 30, 1996, it received approximately $350,000 and $10,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PMF, Jennison and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended September 30, 1996, the Fund incurred fees of approximately $312,000 for the services of PMFS. As of September 30, 1996, approximately $41,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1996 were $441,740,023 and $121,903,591, respectively.

The federal income tax cost basis of the Fund's investments at September
30, 1996, was $589,584,288 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $105,557,386 (gross unrealized appreciation-$127,649,114; gross unrealized depreciation-$22,091,728).

The Fund will elect to treat net capital losses of approximately $6,706,000 incurred in the eleven month period ended September 30, 1996 as having been incurred in the following year.

--------------------------------------------------------------------------------
NOTE 5. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective April 15, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.

There are 2.5 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class 1, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively.

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Transactions in shares of common stock for the period November 2,1995 (commencement of investment operations) through September 30, 1996 were as follows:

Class A                                               Shares          Amount
-------                                             -----------   -------------
Shares sold......................................    18,039,463   $ 185,913,237
Shares reacquired................................   (10,367,758)   (108,741,785)
                                                    -----------   -------------
Net increase in shares outstanding before
  conversion.....................................     7,671,705      77,171,452
Shares issued upon conversion from Class B.......       115,146       1,214,220
                                                    -----------   -------------
Net increase in shares outstanding...............     7,786,851   $  78,385,672
                                                    ===========   =============
Class B
-------
Shares sold......................................    23,516,319   $ 240,060,319
Shares reacquired................................    (2,146,698)    (22,165,141)
                                                    -----------   -------------
Net increase in shares outstanding before
 conversion......................................    21,369,621     217,895,178
Shares reacquired upon conversion into
 Class A..........................................     (114,531)     (1,214,220)
                                                    -----------   -------------
Net increase in shares outstanding...............    21,255,090   $ 216,680,958
                                                    ===========   =============
Class C
-------
Shares sold......................................     1,610,012   $  16,355,793
Shares reacquired................................      (210,401)     (2,163,259)
                                                    -----------   -------------
Net increase in shares outstanding...............     1,399,611   $  14,192,534
                                                    ===========   =============
Class Z
-------
April 15,1996(a) through
 September 30, 1996
Shares sold......................................     2,971,624   $  32,570,435
Shares issued due to merger (Note 6).............    31,510,396     344,127,172
Shares reacquired................................    (1,464,271)    (16,352,343)
                                                    -----------   -------------
Net increase in shares outstanding...............    33,017,749   $ 360,345,264
                                                    ===========   =============

(a) Commencement of offering of Class Z shares.

Of the shares outstanding at September 30, 1996, PMF and affiliates owned 5,633,139 shares of the Fund.

--------------------------------------------------------------------------------
NOTE 6. ACQUISITION OF THE PRUDENTIAL INSTITUTIONAL FUND-GROWTH STOCK FUND

On September 20,1996, the Fund acquired all of the net assets of The Prudential Institutional Fund-Growth Stock Fund ("Growth Stock Fund") in exchange for Class Z shares of the Fund pursuant to a plan of reorganization approved by Growth Stock Fund shareholders on September 6,1996. The acquisition was accomplished by a tax-free exchange of 31,510,396 Class Z shares of the Fund (valued at $344,127,172 in the aggregate) for 19,673,729 shares of Growth Stock Fund outstanding on September 20, 1996. The aggregate net assets of the Fund and Growth Stock immediately before the acquisition were $347,516,537 and $344,127,172 (including $72,847,614 of net unrealized appreciation for the Growth Stock Fund), respectively, thereby resulting in combined net assets of $691,643,709 immediately after the reorganization.

FINANCIAL HIGHLIGHTS                             PRUDENTIAL JENNISON GROWTH FUND
================================================================================

                                                          CLASS A          CLASS B          CLASS C          CLASS Z
                                                        ------------     ------------     ------------     ------------
                                                        November 2,      November 2,      November 2,       April 15,
                                                          1995(a)          1995(a)          1995(a)          1996(a)
                                                          Through          Through          Through          Through
                                                        September 30,    September 30,   September 30,     September 30,
                                                           1996(d)          1996(d)         1996(d)          1996(d)
                                                        ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................   $ 10.00       $  10.00           $ 10.00           $ 10.32
                                                           -------       --------           -------           -------
Income from investment operations
Net investment loss.....................................      (.03)          (.10)             (.10)             (.02)
Net realized and unrealized gain on investment
   transactions.........................................      1.00            .99               .99               .68
                                                           -------       --------           -------           -------
   Total from investment operations.....................       .97            .89               .89               .66
                                                           -------       --------           -------           -------
Net asset value, end of period..........................   $ 10.97       $  10.89           $ 10.89           $ 10.98
                                                           =======       ========           =======           =======


TOTAL RETURN(c).........................................      9.70%          8.90%             8.90%             6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........................   $85,440       $231,541           $15,281          $362,416
Average net assets (000)................................   $70,667       $162,412           $12,550          $ 26,829
Ratios to average net assets(b):
   Expenses, including distribution fees................      1.23%          1.98%             1.98%              .98%
   Expenses, excluding distribution fees................       .98%           .98%              .98%              .98%
   Net investment loss..................................      (.37)%        (1.12)%           (1.12)%            (.12)%
Portfolio turnover rate.................................        42%            42%               42%               42%
Average commission rate paid per share..................   $ .0611       $  .0611           $ .0611          $  .0611

----------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT                     PRUDENTIAL JENNISON GROWTH FUND
================================================================================

The Shareholders and Board of Directors
Prudential Jennison Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Jennison Growth Fund as of September 30, 1996, the related statements of operations and of changes in net assets, and the financial highlights for the period November 2, 1995 (commencement of investment operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles wed and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Growth Fund as of September 30, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
November 4,1996

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997 (Unaudited)                PRUDENTIAL JENNISON GROWTH FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.2%
COMMON STOCKS--96.2%
------------------------------------------------------------
Aerospace/Defense--2.7%
 213,800     Boeing Co.                            $ 21,086,025
------------------------------------------------------------
Apparel--0.9%
 116,100     NIKE, Inc., Class B                      7,198,200
------------------------------------------------------------
Banks--2.2%
 180,800     Chase Manhattan Corp.                   16,927,400
------------------------------------------------------------
Beverages--1.6%
 375,200     PepsiCo, Inc.                           12,240,900
------------------------------------------------------------
Brokerage Services--1.5%
 192,600     Morgan Stanley Group, Inc.              11,315,250
------------------------------------------------------------
Business Services--9.1%
 602,425     CUC International, Inc. (a)             13,554,562
 377,600     Eagle River Interactive, Inc. (a)        4,059,200
 122,100     Federal Express Corp., Class A (a)       6,364,463
 363,166     First Data Corp.                        12,302,248
 161,000     Manpower, Inc.                           5,796,000
 262,100     Omnicom Group, Inc.                     13,072,237
 264,500     Reuters Holdings PLC (ADR)
                (United Kingdom)                     15,390,594
                                                   ------------
                                                     70,539,304
------------------------------------------------------------
Cellular Communications--1.2%
 208,900     Vodafone Group PLC (ADR) (United
                Kingdom)                              9,217,713
------------------------------------------------------------
Computer Systems/Peripherals--9.5%
 187,800     Compaq Computer Corp. (a)               14,390,175
 196,100     Dell Computer Corp. (a)                 13,261,263
 362,300     Hewlett-Packard Co.                     19,292,475
  81,800     International Business Machines
                Corp.                              $ 11,237,275
 336,900     Seagate Technology, Inc. (a)            15,118,387
                                                   ------------
                                                     73,299,575
------------------------------------------------------------
EDP Software & Services--6.0%
  27,725     Computer Associates International,
                Inc.                                  1,077,809
 287,500     Electronic Data Systems Corp.           11,607,813
 339,400     Intuit, Inc. (a)                         7,891,050
 174,700     Microsoft Corp. (a)                     16,017,806
 181,800     SAP AG (ADR)(Germany)                   10,377,817
                                                   ------------
                                                     46,972,295
------------------------------------------------------------
Electronic Components--7.3%
 177,500     Intel Corp.                             24,694,687
 610,400     International Rectifier Corp. (a)        7,248,500
 412,500     LSI Logic Corp. (a)                     14,334,375
 139,900     Texas Instruments, Inc.                 10,475,013
                                                   ------------
                                                     56,752,575
------------------------------------------------------------
Financial Companies--1.7%
 193,400     MBNA Corp.                               5,391,025
 240,300     Schwab (Charles) Corp.                   7,659,562
                                                   ------------
                                                     13,050,587
------------------------------------------------------------
Health Care Services--2.9%
 595,400     Healthsouth Corp. (a)                   11,387,025
 403,500     PhyCor, Inc. (a)                        10,995,375
                                                   ------------
                                                     22,382,400
------------------------------------------------------------
Hotels--1.5%
 490,600     Hilton Hotels Corp.                     11,897,050
------------------------------------------------------------
Household & Personal Care Products--4.2%
 257,000     Gillette Co.                            18,664,625
 143,000     Kimberly-Clark Corp.                    14,210,625
                                                   ------------
                                                     32,875,250

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997 (Unaudited)                PRUDENTIAL JENNISON GROWTH FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Industrial Technology/Instruments--4.0%
 175,600     Applied Materials, Inc. (a)           $  8,143,450
 302,300     KLA Instruments Corp. (a)               11,033,950
 246,600     Symbol Technologies, Inc. (a)           11,898,450
                                                   ------------
                                                     31,075,850
------------------------------------------------------------
Insurance--6.7%
  88,100     CIGNA Corp.                             12,873,613
 217,700     MGIC Investment Corp.                   15,402,275
 274,433     Mutual Risk Management, Ltd.             9,948,196
 183,200     UNUM Corp.                              13,373,600
                                                   ------------
                                                     51,597,684
------------------------------------------------------------
Machinery--1.3%
 197,100     Case Corp.                              10,002,825
------------------------------------------------------------
Media--4.1%
 269,700     Clear Channel Communications, Inc.
                (a)                                  11,563,387
 275,300     The Walt Disney Co.                     20,096,900
                                                   ------------
                                                     31,660,287
------------------------------------------------------------
Networking--3.6%
 180,900     Ascend Communications, Inc. (a)          7,371,675
 297,500     Cisco Systems, Inc. (a)                 14,317,188
 187,500     3Com Corp. (a)                           6,140,625
                                                   ------------
                                                     27,829,488
------------------------------------------------------------
Oil/Petroleum Services--4.2%
 161,900     Schlumberger, Ltd.                      17,363,775
 574,100     Union Pacific Resources Group, Inc.     15,357,175
                                                   ------------
                                                     32,720,950
------------------------------------------------------------
Pharmaceuticals--11.6%
 186,200     Astra AB Class A (ADR)(Sweden)           8,658,300
 236,400     Bristol-Myers Squibb Co.                13,947,600
 183,100     Eli Lilly & Co.                         15,059,975
 224,100     Merck & Co., Inc.                       18,880,425
 201,600     Pfizer, Inc.                          $ 16,959,600
 236,300     SmithKline Beecham PLC (ADR)
                (United Kingdom)                     16,541,000
                                                   ------------
                                                     90,046,900
------------------------------------------------------------
Retail--3.4%
 334,100     Corporate Express, Inc. (a)              3,424,525
 356,700     Gap, Inc.                               11,949,450
 263,000     Kohl's Corp. (a)                        11,144,625
                                                   ------------
                                                     26,518,600
------------------------------------------------------------
Telecommunications Equipment--5.0%
 383,800     Ericsson (L.M.) Telephone Co.,
                Inc., Class B (ADR)(Sweden)          12,977,237
 258,200     Nokia Corp. (ADR)(Finland)              15,040,150
 297,300     Tellabs, Inc. (a)                       10,739,963
                                                   ------------
                                                     38,757,350
                                                   ------------
             Total long-term investments
                (cost $652,324,301)                 745,964,458
                                                   ------------
             Principal
Moody's      Amount
Rating       (000)
------------------------------------------------------------
SHORT-TERM INVESTMENT--3.0%
Commercial Paper--3.0%
P1           $  23,102    Chevron Oil Finance Co.,
                           6.00%, 4/1/97
                           (cost $23,102,000)            23,102,000
------------------------------------------------------------
Total Investments--99.2%
                          (cost $675,426,301; Note 4)   769,066,458
                          Other assets in excess of
                           liabilities--0.8%              6,022,219
                                                       ------------
                          Net Assets--100%             $775,088,677
                                                       ------------
                                                       ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities       PRUDENTIAL JENNISON SERIES FUND, INC.
(Unaudited)                               PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at value (cost $675,426,301)..................................................................       $769,066,458
Cash.......................................................................................................            534,960
Receivable for investments sold............................................................................          8,950,514
Receivable for Fund shares sold............................................................................          5,051,093
Dividends and interest receivable..........................................................................          1,039,458
Deferred expenses and other assets.........................................................................            148,765
                                                                                                                 --------------
   Total assets............................................................................................        784,791,248
                                                                                                                 --------------
Liabilities
Payable for Fund shares reacquired.........................................................................          5,213,573
Payable for investments purchased..........................................................................          3,555,554
Management fee payable.....................................................................................            416,198
Distribution fees payable..................................................................................            268,678
Accrued expenses and other liabilities.....................................................................            248,568
                                                                                                                 --------------
   Total liabilities.......................................................................................          9,702,571
                                                                                                                 --------------
Net Assets.................................................................................................       $775,088,677
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $     69,630
   Paid-in capital in excess of par........................................................................        666,189,317
                                                                                                                 --------------
                                                                                                                   666,258,947
   Accumulated net investment loss.........................................................................         (1,465,766)
   Accumulated net realized gain on investments............................................................         16,656,828
   Net unrealized appreciation on investments..............................................................         93,638,668
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................       $775,088,677
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($90,708,484 / 8,126,760 shares of common stock issued and outstanding)..............................             $11.16
   Maximum sales charge (5% of offering price).............................................................                .59
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $11.75
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($261,734,453 / 23,698,391 shares of common stock issued and outstanding)............................             $11.04
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($15,875,241 / 1,437,412 shares of common stock issued and outstanding)..............................             $11.04
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($406,770,499 / 36,367,014 shares of common stock issued and outstanding)............................             $11.19
                                                                                                                 --------------
                                                                                                                 --------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                 Six Months
                                                   Ended
Net Investment Income                          March 31, 1997
Income
   Dividends (net of foreign witholding
      taxes of $91,824).....................    $  2,882,371
   Interest.................................         391,840
                                               --------------
      Total income..........................       3,274,211
                                               --------------
Expenses
   Distribution fee--Class A................         116,749
   Distribution fee--Class B................       1,297,945
   Distribution fee--Class C................          81,275
   Management fee...........................       2,311,209
   Transfer agent's fees and expenses.......         612,000
   Custodian's fees and expenses............          74,000
   Reports to shareholders..................          73,000
   Legal fees and expenses..................          65,000
   Registration fees........................          54,000
   Amortization of deferred organization
      expense...............................          18,932
   Audit fees and expenses..................          17,500
   Directors' fees..........................           5,600
   Miscellaneous............................          12,767
                                               --------------
      Total expenses........................       4,739,977
                                               --------------
Net investment loss.........................      (1,465,766)
                                               --------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions.............................      25,833,320
Net change in unrealized appreciation on
   investments..............................     (15,405,203)
                                               --------------
Net gain on investments.....................      10,428,117
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $  8,962,351
                                               --------------
                                               --------------

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                Six Months     November 2, 1995(a)
                                  Ended              Through
Increase (Decrease)             March 31,         September 30,
in Net Assets                      1997                1996
Operations
   Net investment loss......   $ (1,465,766)       $ (2,046,837)
   Net realized gain (loss)
      on investments........     25,833,320          (9,176,492)
   Net change in unrealized
      appreciation on
      investments...........    (15,405,203)         36,196,257
                               ------------    --------------------
   Net increase in net
      assets resulting from
      operations............      8,962,351          24,972,928
                               ------------    --------------------
Fund share transactions (net
   of share conversion)
   (Note 5)
   Net proceeds from shares
      sold..................    377,247,065         819,026,956
   Cost of shares
      reacquired............   (305,798,095)       (149,422,528)
                               ------------    --------------------
   Net increase in net
      assets from Fund share
      transactions..........     71,448,970         669,604,428
                               ------------    --------------------
Total increase..............     80,411,321         694,577,356
Net Assets
Beginning of period.........    694,677,356             100,000
                               ------------    --------------------
End of period...............   $775,088,677        $694,677,356
                               ------------    --------------------
                               ------------    --------------------

---------------
(a) Commencement of investment operations.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements (Unaudited) PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth Fund (the 'Series') is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of each Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.
Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $250,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement between PIFM and Jennison Associates Capital Corp. ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30
--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements (Unaudited) PRUDENTIAL JENNISON GROWTH FUND
-------------------------------------------------------------------------------
of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the six months ended March 31, 1997. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $222,000 in front-end sales charges resulting from sales of Class A shares during the six months ended March 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the six months ended March 31, 1997, it received approximately $340,200 and $3,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $220,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of March 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 1997, the Fund incurred fees of approximately $561,000 for the services of PMFS. As of March 31, 1997, approximately $102,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates. For the six months ended March 31, 1997, PSI earned approximately $13,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1997 were $299,397,926 and $252,265,431, respectively.

The cost of investments for federal income tax purposes at March 31, 1997, was $676,579,610 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $92,486,848 (gross unrealized appreciation--$120,278,587; gross unrealized depreciation--$27,791,739).
The Fund will elect to treat net capital losses of approximately $6,706,000 incurred in the eleven month period ended September 30, 1996 as having been incurred in the current year.

------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.
-------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements (Unaudited) PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
There are 2.5 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively. Of the shares outstanding at March 31, 1997, PIFM and affiliates owned 5,673,139 shares of the Fund.
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1997
Shares sold........................   11,073,129   $ 128,555,705
Shares reacquired..................  (10,883,765)   (125,746,338)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      189,364       2,809,367
Shares issued upon conversion from
  Class B..........................      147,211       1,709,025
                                     -----------   -------------
Net increase in shares
  outstanding......................      336,575   $   4,518,392
                                     -----------   -------------
                                     -----------   -------------
November 2, 1995(a) through
  September 30, 1996
Shares sold........................   18,039,463   $ 185,913,237
Shares reacquired..................  (10,367,758)   (108,741,785)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    7,671,705      77,171,452
Shares issued upon conversion from
  Class B..........................      115,146       1,214,220
                                     -----------   -------------
Net increase in shares
  outstanding......................    7,786,851   $  78,385,672
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Six months ended March 31, 1997
Shares sold........................    4,731,001   $  54,455,762
Shares reacquired..................   (2,142,402)    (24,662,538)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    2,588,599      29,793,224
Shares reacquired upon conversion
  into Class A.....................     (148,631)     (1,709,025)
                                     -----------   -------------
Net increase in shares
  outstanding......................    2,439,968   $  28,084,199
                                     -----------   -------------
                                     -----------   -------------
November 2, 1995(a) through
  September 30, 1996
Shares sold........................   23,516,319   $ 240,060,319
Shares reacquired..................   (2,146,698)    (22,165,141)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................   21,369,621     217,895,178
Shares reacquired upon conversion
  into Class A.....................     (114,531)     (1,214,220)
                                     -----------   -------------
Net increase in shares
  outstanding......................   21,255,090   $ 216,680,958
                                     -----------   -------------
                                     -----------   -------------
Class C                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1997
Shares sold........................      188,332   $   2,168,599
Shares reacquired..................     (153,864)     (1,764,916)
                                     -----------   -------------
Net increase in shares
  outstanding......................       34,468   $     403,683
                                     -----------   -------------
                                     -----------   -------------
November 2, 1995(a) through
  September 30, 1996
Shares sold........................    1,610,012   $  16,355,793
Shares reacquired..................     (210,401)     (2,163,259)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,399,611   $  14,192,534
                                     -----------   -------------
                                     -----------   -------------
Class Z
-----------------------------------
Six months ended March 31, 1997
Shares sold........................   16,557,646   $ 192,066,999
Shares reacquired..................  (13,208,381)   (153,624,303)
                                     -----------   -------------
Net increase in shares
  outstanding......................    3,349,265   $  38,442,696
                                     -----------   -------------
                                     -----------   -------------
April 15, 1996(a) through
  September 30, 1996
Shares sold........................    2,971,624   $  32,570,435
Shares issued due to acquisition of
  fund.............................   31,510,396     344,127,172
Shares reacquired..................   (1,464,271)    (16,352,343)
                                     -----------   -------------
Net increase in shares
  outstanding......................   33,017,749   $ 360,345,264
                                     -----------   -------------
                                     -----------   -------------

(a) Commencement of investment operations.
-------------------------------------------------------------------------------

                                    PRUDENTIAL JENNISON SERIES FUND, INC.
Financial Highlights (Unaudited)          PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                  Class A                         Class B                         Class C
                                      ---------------------------     ---------------------------     --------------------------
                                         Six         November 2,         Six         November 2,         Six         November 2,
                                       Months          1995(a)         Months          1995(a)         Months          1995(a)
                                        Ended          Through          Ended          Through          Ended          Through
                                      March 31,     September 30,     March 31,     September 30,     March 31,     September 30,
                                       1997(d)         1996(d)         1997(d)         1996(d)         1997(d)         1996(d)
                                      ---------     -------------     ---------     -------------     ---------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................     $ 10.97         $ 10.00        $  10.89        $   10.00        $ 10.89         $ 10.00
                                        ---------         ------        ---------     -------------     ---------         ------
Income from investment operations
Net investment loss.................        (.01)           (.03)           (.06 )           (.10)          (.06)           (.10)
Net realized and unrealized gain on
   investment transactions..........         .20            1.00             .21              .99            .21             .99
                                        ---------         ------        ---------     -------------     ---------         ------
   Total from investment
      operations....................         .19             .97             .15              .89            .15             .89
                                        ---------         ------        ---------     -------------     ---------         ------
Net asset value, end of period......     $ 11.16         $ 10.97        $  11.04        $   10.89        $ 11.04         $ 10.89
                                        ---------         ------        ---------     -------------     ---------         ------
                                        ---------         ------        ---------     -------------     ---------         ------
TOTAL RETURN(c).....................        1.73%           9.70%           1.38 %           8.90%          1.38%           8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....     $90,708         $85,440        $261,734        $ 231,541        $15,875         $15,281
Average net assets (000)............     $93,656         $70,667        $260,302        $ 162,412        $16,300         $12,550
Ratios to average net assets(b):
   Expenses, including distribution
      fees..........................        1.09%           1.23%           1.84 %           1.98%          1.84%           1.98%
   Expenses, excluding distribution
      fees..........................         .84%            .98%            .84 %            .98%           .84%            .98%
   Net investment income (loss).....        (.24)%          (.37)%          (.99 )%         (1.12)%         (.99)%         (1.12)%
Portfolio turnover rate.............          34%             42%             34 %             42%            34%             42%
Average commission rate paid per
   share............................     $ .0598         $ .0611        $  .0598        $   .0611        $ .0598         $ .0611
                                                Class Z
                                      ---------------------------
                                         Six          April 15,
                                       Months          1996(a)
                                        Ended          Through
                                      March 31,     September 30,
                                       1997(d)         1996(d)
                                      ---------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................  $  10.98        $   10.32
                                      ---------     -------------
Income from investment operations
Net investment loss.................        --             (.02)
Net realized and unrealized gain on
   investment transactions..........       .21              .68
                                      ---------     -------------
   Total from investment
      operations....................       .21              .66
                                      ---------     -------------
Net asset value, end of period......  $  11.19        $   10.98
                                      ---------     -------------
                                      ---------     -------------
TOTAL RETURN(c).....................      1.91 %           6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....  $406,770        $ 362,416
Average net assets (000)............  $402,262        $  26,829
Ratios to average net assets(b):
   Expenses, including distribution
      fees..........................       .84 %            .98%
   Expenses, excluding distribution
      fees..........................       .84 %            .98%
   Net investment income (loss).....       .01 %           (.12)%
Portfolio turnover rate.............        34 %             42%
Average commission rate paid per
   share............................  $  .0598        $   .0611

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997                            PRUDENTIAL JENNISON GROWTH &
(Unaudited)                               INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--81.0%
COMMON STOCKS--81.0%
------------------------------------------------------------
Aerospace/Defense--2.6%
   4,400     Boeing Co.                            $    433,950
  34,600     General Motors Corp., Class H            1,877,050
                                                   ------------
                                                      2,311,000
------------------------------------------------------------
Airlines--2.5%
  26,300     Delta Airlines, Inc.                     2,212,487
------------------------------------------------------------
Aluminum--2.4%
  34,300     Reynolds Metals Co.                      2,126,600
------------------------------------------------------------
Automobiles & Trucks--3.2%
  50,200     General Motors Corp.                     2,779,825
------------------------------------------------------------
Banking--4.5%
  11,700     Chase Manhattan Corp.                    1,095,412
  19,100     Fleet Financial Group, Inc.              1,093,475
 136,600     Hibernia Corp., Class A                  1,792,875
                                                   ------------
                                                      3,981,762
------------------------------------------------------------
Building & Related Industries--0.8%
  15,800     York International Corp.                   661,625
------------------------------------------------------------
Business Services--4.0%
  38,500     CUC International, Inc. (a)                866,250
  21,800     Manpower, Inc.                             784,800
  63,000     Ryder System, Inc.                       1,842,750
                                                   ------------
                                                      3,493,800
------------------------------------------------------------
Cellular Communications--0.7%
  13,300     Vodafone Group PLC (ADR) (United
                Kingdom)                                586,863
Commercial Services--1.5%
  64,300     Ogden Corp.                           $  1,358,338
------------------------------------------------------------
Computer Systems/Peripherals--5.5%
  22,300     Hewlett-Packard Co.                      1,187,475
  92,400     Intergraph Corp. (a)                       716,100
  16,400     International Business Machines
                Corp.                                 2,252,950
 107,400     Unisys Corp. (a)                           684,675
                                                   ------------
                                                      4,841,200
------------------------------------------------------------
Electrical Equipment--2.5%
 124,700     Westinghouse Electric Corp.              2,213,425
------------------------------------------------------------
Hotels--1.2%
  42,300     Hilton Hotels Corp.                      1,025,775
------------------------------------------------------------
Industrial Technology/Instruments--2.8%
  38,600     Millipore Corp.                          1,635,675
  17,100     Symbol Technologies, Inc. (a)              825,075
                                                   ------------
                                                      2,460,750
------------------------------------------------------------
Insurance--4.0%
  24,200     CIGNA Corp.                              3,536,225
------------------------------------------------------------
Machinery--1.9%
  17,200     Case Corp.                                 872,900
  10,000     Caterpillar, Inc.                          802,500
                                                   ------------
                                                      1,675,400
------------------------------------------------------------
Manufacturing--0.8%
  19,200     Kennametal, Inc.                           696,000

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997                            PRUDENTIAL JENNISON GROWTH &
(Unaudited)                               INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Mining--3.4%
  33,300     Asarco, Inc.                          $    936,562
  54,300     Newmont Mining Corp.                     2,104,125
                                                   ------------
                                                      3,040,687
------------------------------------------------------------
Office Equipment & Supplies--1.3%
  20,900     Xerox Corp.                              1,188,688
------------------------------------------------------------
Oil/Petroleum Services--9.1%
  29,200     Amerada Hess Corp.                       1,547,600
  30,700     Anadarko Petroleum Corp.                 1,723,037
  72,600     Dresser Industries, Inc.                 2,196,150
  67,400     Union Pacific Resources Group, Inc.      1,802,950
  28,500     YPF Sociedad Anonima (ADR)
                (Argentina)                             755,250
                                                   ------------
                                                      8,024,987
------------------------------------------------------------
Paper & Forest Products--2.7%
  42,100     Boise Cascade Corp.                      1,284,050
  24,100     Champion International Corp.             1,096,550
                                                   ------------
                                                      2,380,600
------------------------------------------------------------
Pharmaceuticals--2.7%
  37,600     Pharmacia & Upjohn, Inc.                 1,377,100
   5,300     Smithkline Beecham PLC (ADR)
                (United Kingdom)                        371,000
  15,100     Vertex Pharmaceuticals, Inc. (a)           611,550
                                                   ------------
                                                      2,359,650
------------------------------------------------------------
Publishing--7.5%
  40,800     American Greetings Corp., Class A        1,303,050
  36,500     McGraw-Hill Companies, Inc.              1,866,062
  37,100     New York Times Co., Class A           $  1,637,038
  43,700     Tribune Co.                              1,769,850
                                                   ------------
                                                      6,576,000
------------------------------------------------------------
Railroads--0.6%
   9,700     Union Pacific Corp.                        550,475
------------------------------------------------------------
Retail--2.3%
 112,500     The Limited, Inc.                        2,067,188
------------------------------------------------------------
Specialty Chemicals--7.2%
  21,800     Betzdearborn, Inc.                       1,376,125
  49,500     Dexter Corp.                             1,491,187
  89,800     Engelhard Corp.                          1,885,800
  20,200     Minerals Technologies, Inc.                671,650
  20,900     Morton International, Inc.                 883,025
                                                   ------------
                                                      6,307,787
------------------------------------------------------------
Steel & Metals--2.3%
  76,600     J & L Specialty Steel, Inc.                919,200
  42,100     USX-U.S. Steel Group, Inc.               1,120,913
                                                   ------------
                                                      2,040,113
------------------------------------------------------------
Telecommunications--1.0%
  24,600     MCI Communications Corp.                   876,375
                                                   ------------
             Total long-term investments
                (cost $70,500,723)                   71,373,625
                                                   ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997                            PRUDENTIAL JENNISON GROWTH &
(Unaudited)                               INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

             Principal
Moody's      Amount
Rating       (000)        Description          Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--19.1%
COMMERCIAL PAPER--8.9%
P1           $   2,279    Chevron Oil Finance
                            Co.,
                            6.00%, 4/1/97          $  2,279,000
A1               4,094    Ford Motor Credit Co.,
                            5.50%, 4/11/97            4,094,000
Aaa              1,500    General Electric
                            Capital Corp.,
                            5.53%, 4/18/97            1,500,000
                                                   ------------
                          Total commercial paper
                            (cost $7,873,000)         7,873,000
                                                   ------------
U.S. GOVERNMENT SECURITIES--10.2%
                          United States Treasury
                            Bills
                 8,000(b) 4.94%, 4/3/97               7,997,805
                 1,000    5.20%, 4/3/97                 999,711
                                                   ------------
                          Total U.S. government
                            securities
                            (cost $8,997,516)         8,997,516
                                                   ------------
                          Total short-term
                            investments
                            (cost $16,870,516)       16,870,516
                                                   ------------
------------------------------------------------------------
Total investments before short sales--100.1%
                      (cost $87,371,239; Note 4)     88,244,141
                                                   ------------
COMMON STOCKS SOLD SHORT(a)--(3.7%)
------------------------------------------------------------
Beverages--(1.1%)
(18,400)                  Coca-Cola Co.            $ (1,025,800)
------------------------------------------------------------
Electrical Equipment--(1.2%)
(10,400)                  General Electric Co.       (1,032,200)
------------------------------------------------------------
Household & Personal Care Products--(1.4%)
(10,700)                  Procter & Gamble Co.       (1,227,825)
                                                   ------------
                          Total common stocks
                            sold short (proceeds
                            at cost $3,503,413)      (3,285,825)
                                                   ------------
-------------------------------------------------
Total investments, net of short sales--96.4%         84,958,316
                          Other assets in excess
                            of liabilities--3.6%      3,192,442
                                                   ------------
                          Net Assets--100%         $ 88,150,758
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) $3,500,000 of principal amount pledged as collateral for short sales.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                        PRUDENTIAL JENNNISON SERIES FUND, INC.
Statement of Assets and Liabilities     PRUDENTIAL JENNISON GROWTH &
(Unaudited)                             INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at value (cost $87,371,239)...................................................................       $ 88,244,141
Deposits with broker for securities sold short.............................................................          3,503,413
Receivable for Fund shares sold............................................................................            793,178
Receivable for investments sold............................................................................            792,275
Dividends and interest receivable..........................................................................            106,324
Deferred expenses and other assets.........................................................................             75,690
                                                                                                                 --------------
   Total assets............................................................................................         93,515,021
                                                                                                                 --------------
Liabilities
Investments sold short, at value (proceeds $3,503,413).....................................................          3,285,825
Payable for investments purchased..........................................................................          1,396,025
Payable for Fund shares reacquired.........................................................................            448,482
Accrued expenses and other liabilities.....................................................................            129,319
Distribution fees payable..................................................................................             59,440
Management fee payable.....................................................................................             45,172
                                                                                                                 --------------
   Total liabilities.......................................................................................          5,364,263
                                                                                                                 --------------
Net Assets.................................................................................................       $ 88,150,758
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $      8,451
   Paid-in capital in excess of par........................................................................         85,846,137
                                                                                                                 --------------
                                                                                                                    85,854,588
   Undistributed net investment income.....................................................................              6,251
   Accumulated net realized gain on investments............................................................          1,199,429
   Net unrealized appreciation on investments and short sales..............................................          1,090,490
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................       $ 88,150,758
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($23,820,383 / 2,280,786 shares of common stock issued and outstanding)..............................             $10.44
   Maximum sales charge (5.0% of offering price)...........................................................                .55
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $10.99
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($58,722,132 / 5,632,560 shares of common stock issued and outstanding)..............................             $10.43
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($5,445,098 / 522,306 shares of common stock issued and outstanding..................................             $10.43
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($163,145 / 15,573 shares of common stock issued and outstanding.....................................             $10.48
                                                                                                                 --------------
                                                                                                                 --------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                          November 7, 1996(a)
                                                Through
Net Investment Income                        March 31, 1997
Income
   Dividends (net of foreign
      withholding taxes of $1,026).....        $  435,538
   Interest and discount earned........           381,888
                                              -----------
      Total income.....................           817,426
                                              -----------
Expenses
   Distribution fee--Class A...........            22,769
   Distribution fee--Class B...........           192,287
   Distribution fee--Class C...........            19,963
   Management fee......................           182,116
   Registration fees...................            68,000
   Transfer agent's fees and
      expenses.........................            47,000
   Legal fees and expenses.............            47,000
   Reports to shareholders.............            44,000
   Custodian's fees and expenses.......            35,000
   Audit fees and expenses.............            11,000
   Directors' fees.....................             5,000
   Miscellaneous.......................             1,603
                                              -----------
      Total expenses...................           675,738
                                              -----------
Net investment income..................           141,688
                                              -----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions........................         1,199,429
                                              -----------
Net unrealized appreciation on:
   Investments.........................           872,902
   Short sales.........................           217,588
                                              -----------
                                                1,090,490
                                              -----------
Net gain on investments................         2,289,919
                                              -----------
Net Increase in Net Assets Resulting
from Operations........................        $2,431,607
                                              -----------
                                              -----------

---------------
(a) Commencement of investment operations.


PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                          November 7, 1996(a)
Increase (Decrease)                             Through
in Net Assets                                March 31, 1997
Operations
   Net investment income...............       $    141,688
   Net realized gain on investments....          1,199,429
   Net unrealized appreciation of
      investments......................          1,090,490
                                          --------------------
   Net increase in net assets resulting
      from operations..................          2,431,607
                                          --------------------
Dividends from net investment income
   Class A.............................            (59,278)
   Class B.............................            (68,648)
   Class C.............................             (7,510)
   Class Z.............................                 (1)
                                          --------------------
                                                  (135,437)
                                          --------------------
Fund share transactions (net of share
   conversion) (Note 5)
   Net proceeds from shares sold.......         93,572,144
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions....................            124,907
   Cost of shares reacquired...........         (7,842,563)
                                          --------------------
   Net increase in net assets from Fund
      share transactions...............         85,854,488
                                          --------------------
Total increase.........................         88,150,658
Net Assets
Beginning of period....................                100
                                          --------------------
End of period..........................       $ 88,150,758
                                          --------------------
                                          --------------------

---------------
(a) Commencement of investment operations.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited) INCOME FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth & Income Fund (the 'Series') is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on November 7, 1996.
The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement
--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited) INCOME FUND
--------------------------------------------------------------------------------
between PIFM and Jennison Associates Capital Corp. ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the period ended March 31, 1997. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $71,000 in front-end sales charges resulting from sales of Class A shares during the period ended March 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the period ended March 31, 1997, it received approximately $35,000 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of March 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended March 31, 1997, the Fund incurred fees of approximately $25,000 for the services of PMFS. As of March 31, 1997, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates. For the period ended March 31, 1997, PSI earned approximately $139,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended March 31, 1997 were $83,126,562 and $13,825,267, respectively.

The cost basis of the investments for federal income tax purposes at March 31 1997, was $87,381,146 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $862,995 (gross unrealized appreciation-$3,448,098; gross unrealized depreciation--$2,585,103).
------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5%
--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited) INCOME FUND
--------------------------------------------------------------------------------
to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 1.25 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 500 million, 250 million, 250 million and 250 million authorized shares, respectively.
Transactions in shares of common stock for the period November 7, 1996 (commencement of investment operations) through March 31, 1997 were as follows:

Class A                                   Shares       Amount
--------------------------------------  ----------   -----------
Shares sold...........................   2,706,866   $27,486,098
Shares issued in reinvestment of
  dividends...........................       5,230        54,030
Shares reacquired.....................    (431,435)   (4,592,257)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   2,280,661    22,947,871
Shares issued upon conversion from
  Class B.............................         125         1,354
                                        ----------   -----------
Net increase in shares outstanding....   2,280,786   $22,949,225
                                        ----------   -----------
                                        ----------   -----------
Class B                                   Shares       Amount
--------------------------------------  ----------   -----------
Shares sold...........................   5,918,529   $60,487,397
Shares issued in reinvestment of
  dividends...........................       6,162        63,653
Shares reacquired.....................    (292,006)   (3,084,972)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   5,632,685    57,466,078
Shares reacquired upon conversion into
  Class A.............................        (125)       (1,354)
                                        ----------   -----------
Net increase in shares outstanding....   5,632,560   $57,464,724
                                        ----------   -----------
                                        ----------   -----------
Class C
--------------------------------------
Shares sold...........................     527,092   $ 5,317,946
Shares issued in reinvestment of
  dividends...........................         699         7,224
Shares reacquired.....................      (5,485)      (56,689)
                                        ----------   -----------
Net increase in shares outstanding....     522,306   $ 5,268,481
                                        ----------   -----------
                                        ----------   -----------
Class Z
--------------------------------------
Shares sold...........................      25,959   $   280,703
Shares reacquired.....................     (10,386)     (108,645)
                                        ----------   -----------
Net increase in shares outstanding....      15,573   $   172,058
                                        ----------   -----------
                                        ----------   -----------

-------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Financial Highlights (Unaudited)          INCOME FUND
--------------------------------------------------------------------------------

                                                          Class A          Class B          Class C          Class Z
                                                        ------------     ------------     ------------     ------------
                                                        November 7,      November 7,      November 7,      November 7,
                                                          1996(a)          1996(a)          1996(a)          1996(a)
                                                          Through          Through          Through          Through
                                                         March 31,        March 31,        March 31,        March 31,
                                                            1997             1997             1997             1997
                                                        ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................      $  10.00         $  10.00         $  10.00         $  10.00
                                                            ------       ------------         ------       ------------
Income from investment operations
Net investment income...............................           .04              .01              .01              .05
Net realized and unrealized gain on investment
   transactions.....................................           .43              .44              .44              .46
                                                            ------       ------------         ------       ------------
   Total from investment operations.................           .47              .45              .45              .51
                                                            ------       ------------         ------       ------------
Less distributions
Dividends from net investment income................          (.03)            (.02)            (.02)            (.03)
                                                            ------       ------------         ------       ------------
Net asset value, end of period......................      $  10.44         $  10.43         $  10.43         $  10.48
                                                            ------       ------------         ------       ------------
                                                            ------       ------------         ------       ------------
TOTAL RETURN(c).....................................          4.47%            4.16%            4.16%            4.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....................      $ 23,820         $ 58,722         $  5,445         $    163
Average net assets (000)............................      $ 23,085         $ 48,739         $  5,060         $     51
Ratios to average net assets(b):
   Expenses, including distribution fees............          1.70%            2.45%            2.45%            1.45%
   Expenses, excluding distribution fees............          1.45%            1.45%            1.45%            1.45%
   Net investment income............................           .99%             .24%             .24%            1.24%
Portfolio turnover rate.............................            23%              23%              23%              23%
Average commission rate paid per share..............      $  .0553         $  .0553         $  .0553         $  .0553

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC AND CC: Debt rated BB, B, CCC and CC is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  DUFF 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

 The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

 This chart shows the long-term performance of various asset classes and the rate of inflation.


                                    (CHART)

              Value of $1,000 invested on 1/1/26 through 12/31/96
              Stocks (S&P 500) - $1,370,946
              U.S. (Long-Term) Treasury Bonds - $33,727
              U.S. (30 day) Treasury Bills - $13,538
              U.S. Inflation - $8,870


Source for investment return: Prudential Investment Corporation based on data from Ibbotson Associates' EnCorr Software, Chicago, IL. Used with permission. All rights reserved. This example is for illustrative purposes only and is not intended to represent the past, present or future performance of the Prudential Jennison Growth & Income Fund.

Common stocks represent the ownership of a corporation, which can fluctuate in value. Treasury bonds and bills are backed by the full faith and credit of the U.S. government and, if held to maturity, offer both a fixed principal value and fixed rate of return. Common stock total return is based on the Standard & Poor's 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Long-term government bonds are represented by the annual total returns of a series of 20-year government bonds. U.S. Treasury bills are represented by the annual total returns of a series of short-term Treasury bills. Inflation is measured by the Consumer Price Index (CPI). Investors cannot buy or invest directly in market indices or averages. Not all investments are suitable for all investors. Past performance is not indicative of future results.

 Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.

 All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

YEAR                     1987  1988  1989   1990   1991  1992  1993  1994   1995
----                     ----  ----  ----   ----   ----  ----  ----  ----   ----
U.S. Treasury Bonds.....  2.0%  7.0% 14.4 %  8.5 % 15.3%  7.2% 10.7% (3.4)% 18.4%
Mortgage Securities.....  4.3%  8.7% 15.4 % 10.7 % 15.7%  7.0%  6.8% (1.6)% 16.8%
U.S. Corporate Bonds....  2.6%  9.2% 14.1 %  7.1 % 18.5%  8.7% 12.2% (3.9)% 22.3%
U.S. High Yield Corpo-
 rate Bonds.............  5.0% 12.5%  0.8 % (9.6)% 46.2% 15.8% 17.1% (1.0)% 19.2%
World Government Bonds.. 35.2%  2.3% (3.4)% 15.3 % 16.2%  4.8% 15.1%  6.0 % 19.6%
Difference between
 highest and lowest
 return in percent...... 33.2  10.2  18.8   24.9   30.9  11.0  10.3   9.9    5.5

-------
/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the             This chart shows the growth of a
performance of major world stock       hypothetical $10,000 investment
markets for the period from 1986       made in the stocks representing
through 1995. It does not              the S&P 500 stock index with and
represent the performance of any       without reinvested dividends.
Prudential Mutual Fund.




                                                     (CHART)
              (CHART)

Hong Kong - 23.8%                      Capital Appreciation and Reinvesting
Belgium - 20.7%                          Dividends - $186,208
Sweden - 19.4%                         Capital Appreciation Only - $66,913
Netherlands - 19.3%
Spain - 17.9%
Switzerland - 17.1%
France - 15.3%
U.K. - 15.0%
U.S. - 14.8%
Japan - 12.8%
Austria - 10.9%
Germany - 10.7%


Source: Morgan Stanley Capital         Source: Stocks, Bonds, Bills, and
International (MSCI) Used with         Inflation 1996 Yearbook, Ibbotson
permission. Morgan Stanley Country     Associates, Chicago (annually
indices are unmanaged indices          updates work by Roger G. Ibbotson
which include those stocks making      and Rex A. Sinquefield). Used with
up the largest two-thirds of each      permission. All rights reserved.
country's total stock market           This chart is used for
capitalization. Returns reflect        illustrative purposes only and is
the reinvestment of all                not intended to represent the
distributions. This chart is for       past, present or future
illustrative purposes only and is      performance of any Prudential
not indicative of the past,            Mutual Fund. Common stock total
present or future performance of       return is based on the Standard &
any specific investment. Investors     Poor's 500 Stock Index, a market-
cannot invest directly in stock        value-weighted index made up of
indices.                               500 of the largest stocks in the
                                       U.S. based upon their stock market
                                       value. Investors cannot invest
                                       directly in indices.


                                    (CHART)

                         World Total: $9.2 Trillion
                         Canada - 2.2%
                         U.S. - 40.8%
                         Pacific Basin - 28.7%
                         Europe - 28.3%

                   Source: Morgan Stanley Capital
                   International, December 1995. Used
                   with permission. This chart represents
                   the capitalization of major world
                   stock markets as measured by the
                   Morgan Stanley Capital International
                   (MSCI) World Index. The total market
                   capitalization is based on the value
                   of 1579 companies in 22 countries
                   (representing approximately 60% of the
                   aggregate market value of the stock
                   exchanges). This chart is for
                   illustrative purposes only and does
                   not represent the allocation of any
                   Prudential Mutual Fund.

 The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



                                    (CHART)


-------
 Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

 The following chart, although not relevant to share ownership in a Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                    (CHART)

             THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK &
                     BOND INDICES OVER THE PAST 20 YEARS
                             (12/31/75-12/31/95)*

       S&P 500         EAFE               Lehman Aggregate
         37.6%         69.9%                  32.6%
         -7.2%        -23.2%                  -2.9%

Best Returns Zone
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAFE Index
1/3 Lehman Aggregate Index
-------
 *Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

 The following terms are used in mutual fund investing.

ASSET ALLOCATION

 Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

 Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

 Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

 Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

 Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

 Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

             APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

 Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by either Fund.

INFORMATION ABOUT PRUDENTIAL

 The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

 Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than
1.7 million cars and insures more than 1.4 million homes.

 Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of The Prudential, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

 Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

 Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

 Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

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/1/Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/As of December 31, 1994.

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INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

 Prudential Mutual Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

 The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

 From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

 Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

 High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

 Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

 Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

 Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

 Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

 Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.
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/3/As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

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 Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

 Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

 Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

 Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

 Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

 In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

 In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.
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/4/Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/As of December 31, 1994.
/7/As of December 31, 1994.
/8/On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

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 For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

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